UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number	811-21237

Unified Series Trust
              Exact name of registrant as specified in charter)

2960 N. Meridian St.

Indianapolis, IN	46208
(Address of principal executive offices)	(Zip code)

Christopher E. Kashmerick

Unified Fund Services, Inc.

2960 N. Meridian St. Suite 300

Indianapolis, IN 46208

(Name and address of agent for service)

Registrant's telephone number, including area code:	317-917-7000

Date of fiscal year end:	09/30

Date of reporting period:	09/30/2009

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Annual Report

September 30, 2009

Fund Adviser:

Pekin Singer Strauss Asset Management

21 S. Clark Street, Suite 3325

Chicago, IL 60603

Toll Free (800) 470-1029

www.appleseedfund.com

Dear Appleseed Shareholder:

While some of the time the supply of equities and the demand for equities are approximately in balance, most of the time they are not. When they are in balance, stock prices fluctuate within a narrow band. When they are not in balance, aggressive selling occurs as fear takes control of investor psychology; alternatively, greed dominates and stock prices get pushed up.

Fear became the main driver beginning in October of 2007, taking the market down -57.7% from its peak to its trough on March 6, 2009. Since then, fear has taken a back seat. From the Bear Market bottom on March 9th through the end of September, the market increased a stunning 58.2%, providing investors with reason to breathe a bit easier following the tension-filled prior 18 months. Notwithstanding this unusually powerful recovery, the S&P 500 on September 30, 2009, was still 32% lower than its October 2007 peak.

During the third quarter of 2009, the S&P 500 Index appreciated 15.1% and for the first nine months of 2009, the S&P 500 Index was up 17.1%.

So, you ask...”what changed to cause this highly-welcomed dramatic market upsurge?” A definitive answer to that question may not be known for some years, but, at this point, two things fairly summarize what occurred. First, and most importantly, the highly stimulative actions of the Federal Reserve kicked in and served to prevent a total meltdown of the financial system. And, second, these stabilizing actions enabled the recessionary economy to initially weaken at a reduced rate, and then subsequently to bottom out.

In response to past recessions, cheap and freely available money, sooner or later, has led to increased business activity, enabling the economy to stop contracting. Similarly, higher levels of government spending served to buoy business activity as well. The former comes under the heading of Monetary Policy, and the latter is known as Fiscal Policy. These are the two schools of thought as to which stimulus policy is the most effective to lift the economy out of recession.

In any event, the economy appears to be responding to the stimulus. Following 22 months of decline, the usually reliable Index of Leading Economic Indicators turned up in April and has since risen for five consecutive months. Moreover, recent discussions with the managements of some of the companies whose stocks we own have indicated they are seeing encouraging signs of improved demand in their business; this, coupled with their belt tightening efforts of the past year, is translating into improved bottom-line results. We believe the latter has been an important prop underlying the strong stock market since last March.

Our view is that the Federal Reserve’s Monetary Policy under Ben Bernanke will prove to be excessive, just as it was during our last recession under Alan Greenspan. In particular, we worry about the amount of money that the Federal Reserve is printing to execute its strategy of keeping money cheap. M2, the broadest measure of money supply in circulation, has grown at a rate of 7.8% in the past 12 months and would have increased at a faster rate had demand for loans from the private sector been more robust.

For investors, the important thing is not what happened, of course, but what is going to happen. With this in mind, we are concerned about the soundness of the dollar. The graph on the next page highlights what those of you who have travelled abroad recently have painfully experienced—the U.S. dollar buys precious little today by comparison to what it has in the past. At this writing, on average, against all other foreign currencies, the dollar as measured by the U.S. Dollar Index purchases less than one-half of what it bought in the mid-1980s, and, just since 2002, the value of the dollar has decreased by 32.8%.1

_________________________

1  The U.S. Dollar Index (USDX) is a futures index quoted 24 hours a day seven days a week and is on the NYBOT (New York Board of Trade). The index represents the relationship between the U.S. dollar and six major currencies.

Source: Bloomberg.

A weakening dollar is clearly good news for exporters and those U.S.-based companies that compete with foreign producers of goods—stimulating demand for their products, enabling them to increase production, and also to hire additional employees. Consequently, U.S. exports have emerged as a silver lining in an otherwise weak economy. And it is for this reason that some economists, perhaps even including Fed Chairman Bernanke, continue to favor a weak dollar policy. With the financial panic receding and many declaring victory over the forces of recession, it would seem timely for the Federal Reserve to start looking to push interest rates up and to cease its monetization of the Treasury’s debt, both of which would strengthen the value of the dollar. However, such moves would require considerable courage, something we have not seen at the Federal Reserve since the early 1980s when Paul Volcker was chairman.

The Federal Reserve’s public statements about their commitment to a strong dollar notwithstanding, we have established what we believe to be appropriate safeguards in the Appleseed portfolio to at least partially protect your capital from accelerating inflation. We are investing in portfolio companies that we expect will retain pricing power in an inflationary environment, and we are investing in companies that derive a large percentage of their earnings and cash flow in non-dollar denominated currencies. Additionally, we will continue to own gold bullion ETFs until we have a greater level of confidence that the Federal Reserve intends to support the dollar. Because gold is not widely used industrially and has largely been held in vaults as a store of value, we also believe that owning gold bullion should hedge the risk of a falling dollar without taking on unnecessary counterparty risk.

Generating strong investment returns is, in our opinion, the result of a mixture of hard work, a commitment to in-depth bottom-up research, a sound investment process, and a bit of good luck. During this past year, Appleseed shareholders benefited from all of these, as the Fund generated strong performance relative to other equity mutual funds, relative to the market, and in absolute terms. The 25.6% investment return that the Appleseed Fund generated for shareholders over the past twelve months was the result of good stock picking, an aversion to financial companies with opaque balance sheets, and our choice in March 2009 to invest in several stocks with strong balance sheets that were trading below the value of their working capital (we like to call these stocks, “Ben Graham specials”)2.

Between our last update at the end of May and the end of September, the biggest contributor to the Fund’s performance was John B. Sanfilippo (JBSS). We have owned the shares of John B. Sanfilippo in the Fund since its inception in 2006. Until recently, investment returns have been disappointing even though the business has been improving. At its low in March, John B. Sanfilippo’s stock traded at a stunningly cheap 2x free cash flow multiple. Today, after more than doubling in price, the company’s stock is still trading below book value and at a multiple of 4x free cash flow. As the largest producer of private label baking and snack nuts in the world, the company is well positioned to appeal to consumers looking to pursue a healthier diet and to consumers looking to stretch their grocery dollars.

The second biggest contributor to the Fund’s performance was Gaiam (GAIA). Gaiam was one of our “Ben Graham specials,” as we initially purchased Gaiam in March 2009 at a value that equalled the cash on the company’s balance sheet. In addition to the cash, Gaiam owns unencumbered commercial real estate in Louisville, Colorado, a majority stake in Real Goods Solar (RSOL), one of the largest residential integrators of solar energy systems in the United States, and a business marketing lifestyle products under the Gaiam brand name. Since the market began to rally in March, investors have become increasingly willing to invest in Gaiam for the value of its cash plus the value of its businesses. With that said, we continue to believe that Gaiam’s stock is being undervalued by Mr. Market.

Beyond John B. Sanfilippo and Gaiam, about one-half of our portfolio positions generated an internal rate of return of 25% or more since the end of May, and we did not have any equity holdings which generated a negative internal rate of return. We also sold our holdings in Miller Industries (MLR), Anworth Mortgage (ANH), and Unit Corporation (UNT) as their stock prices appreciated and reached our estimates of intrinsic value. Appleseed shareholders generated very attractive returns with all three of these stocks. At the same time, we have initiated new positions in Novartis (NVS), Noble Corporation (NE), and PetSmart (PETM). These new positions represent investments in companies that have leading positions in their respective markets, fortress balance sheets, experienced management teams, and strong sustainability records.

We do not expect the Appleseed Fund to outpace the market going forward to the extent it did in 2008 and in the first nine months of 2009. Furthermore, we do not expect Appleseed’s absolute investment returns over the long-run to remain near 25.6% per annum. However, our research team, our investment process, and our conservative approach towards risk will continue to guide our investment decisions in the future. We believe these factors should increase the likelihood that we will continue to meet our objective of outperforming the market over the long-term, even if we do not meet that objective every year.

Picking up on the theme that we began this letter with, Warren Buffett once said that when he invests, he “strives to be fearful when others are greedy and greedy when others are fearful.” Our approach to value investing tends to be contrarian in much the same vein as Warren Buffett, although our portfolio is quite different than his portfolio. Yet, there is more to our investing approach than simply being contrarian. As fiduciaries of your capital, uppermost in our minds is the fact that there is an ongoing trade-off between the “downside risk” and the “upside reward” inherent in every investment decision we make. We are constantly weighing the risks and rewards of our decisions, and above all else we try not to lose money with your invested capital. With this in mind and given the strength of the markets this year, be assured that we are every bit as cautious in committing your capital today as we ever have been in the past.

As always, we appreciate the opportunity to be the stewards of your capital invested in the Appleseed Fund.

Sincerely,

Ronald Strauss, CFA	Richard Singer, CFA	Adam Strauss, CFA

William Pekin, CFA	Joshua Strauss, CFA

_________________________

2  Ben Graham wrote the classic value investing books, Intelligent Investing and Security Analysis.

The Fund's past performance does not guarantee future results.  The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 1-800-470-1029.

At the end of the Fund’s reporting period on September 30, 2009, John B. Sanfilippo (JBSS) represented 9.5%, Gaiam (GAIA) represented 3.2%, Novartis (NVS) represented 4.9%, Noble Corporation (NE) represented 3.3%, and PetSmart (PETM) represented 4.8% of the portfolio, respectively.

You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing.  The Fund's prospectus contains this and other information about the Fund, and should be read carefully before investing.  You may obtain a current copy of the Fund's prospectus by calling 1-800-470-1029.

Distributed by Unified Financial Securities, Inc., 2960 North Meridian Street, Suite 300, Indianapolis, IN  46208 (Member FINRA).

Investment Results (Unaudited)

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-470-1029.

*	Return figures reflect any change in price per share and assume the reinvestment of all distributions.
**	Since inception returns are reported as average annual rates.

*** Effective August 9, 2009, the Fund’s Board of Trustees elected to change the Fund’s fiscal year end from November 30 to September 30. The one year return is based on the period October 1, 2008 – September 30, 2009.

**** The S&P 500® Index is a widely recognized unmanaged index of equity prices and is representative of a broader market and range of securities than is found in the Fund’s portfolio. The Index is an unmanaged benchmark that assumes reinvestment of all distributions and excludes the effect of taxes and fees. Individuals cannot invest directly in this Index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the investment company and may be obtained by calling the same number as above. Please read it carefully before investing. The Fund is distributed by Unified Financial Securities, member FINRA.

The chart above assumes an initial investment of $10,000 made on December 8, 2006 (commencement of Fund operations) and held through September 30, 2009. The S&P 500® Index is a widely recognized unmanaged index of equity prices and is representative of a broader market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in the Index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

Current performance of the Fund may be lower or higher than the performance quoted. For more information on the Fund, and to obtain performance data current to the most recent month end or to request a prospectus, please call 1-800-470-1029. The Fund’s investment objectives, risks, charges and expenses should be considered carefully before investing. The prospectus contains this and other important information about the investment company and should be read carefully before investing.

The Fund is distributed by Unified Financial Securities, Inc., member FINRA.

Fund Holdings– (Unaudited)

1As a percentage of net assets.

The Appleseed Fund invests primarily in a portfolio of equity securities of companies that are undervalued in the opinion of the Fund’s Adviser, Pekin Singer Strauss Asset Management.

Availability of Portfolio Schedule – (Unaudited)

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available at the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Public Reference Room in Washington DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Summary of Fund’s Expenses– (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs (such as short-term redemption fees); and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for six months from April 1, 2009 to September 30, 2009.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Expenses shown are meant to highlight your ongoing costs only and do not reflect any transactional costs such as the redemption fee imposed on short-term redemptions. The second line of the table below is useful in comparing ongoing costs only and will not help you determine the relative costs of owning different funds. If incurred, the short-term redemption fee imposed by the Fund would increase your expenses.

Appleseed Fund	Beginning Account Value April 1, 2009	Ending Account Value September 30, 2009	Expenses Paid During the Period April 1, 2009 to September 30, 2009*
Actual	$1,000.00	$1,476.80	$7.70
Hypothetical (5% return before expenses)	$1,000.00	$1,018.85	$6.28

*Expenses are equal to the Fund’s annualized expense ratio of 1.24%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the partial year period). Effective April 1, 2009, the Adviser capped the Fund’s expenses at 1.24%. Prior to April 1, 2009, the Fund’s expense cap was 0.90%.

Appleseed Fund
Schedule of Investments
September 30, 2009

Common Stocks - 65.45%	Shares	Value

Business Services - 2.91%
ICT Group, Inc. (a)	117,441	$ 1,233,130
OfficeMax, Inc.	31,200	392,496
		1,625,626

Consumer Discretionary - 7.97%
Gaiam, Inc. - Class A (a)	257,441	1,796,938
PetSmart, Inc.	122,130	2,656,328
		4,453,266

Consumer Staples - 13.21%
Avon Products, Inc.	33,800	1,147,848
Coca-Cola Company/The	14,200	762,540
Female Health Company/The (a)	37,600	189,880
John B. Sanfilippo & Son, Inc. (a)	455,001	5,287,112
		7,387,380

Energy - 3.29%
Noble Corp.	48,500	1,841,060

Financials - 3.52%
Annaly Capital Management, Inc. (b)	108,400	1,966,376

Health Care Services - 3.46%
PDI, Inc. (a)	422,141	1,933,406

Information Technology - 6.63%
Dell, Inc. (a)	22,800	347,928
Nokia Corp (c)	143,300	2,095,046
Powerwave Technologies, Inc. (a)	30,900	49,440
Teradata Corp. (a)	38,200	1,051,264
Zebra Technologies Corp. - Class A (a)	6,300	163,359
		3,707,037

Materials - 3.65%
Sealed Air Corp.	103,909	2,039,734

Pharmaceuticals - 20.81%
Johnson & Johnson	44,700	2,721,783
Novartis AG (c)	53,700	2,705,406
Pfizer, Inc.	318,800	5,276,140
Schering-Plough Corp.	33,000	932,250
		11,635,579

TOTAL COMMON STOCKS (Cost $30,698,191)		36,589,464
*See accompanying notes which are an integral part of these financial statements.

Appleseed Fund
Schedule of Investments - continued
September 30, 2009

Gold Bullion Funds - 14.10%	Shares	Value

ETFS Gold Trust (a) (d)	17,500	$ 1,763,475
iShares COMEX Gold Trust (a) (d)	16,200	1,602,666
SPDR Gold Trust (a) (d)	45,700	4,517,445

TOTAL GOLD BULLION FUNDS (Cost $7,442,025)		7,883,586

Money Market Securities - 23.85%

Federated Treasury Obligations Fund - Institutional Shares, 0.02% (e)	13,332,969	13,332,969

TOTAL MONEY MARKET SECURITIES (Cost $13,332,969)		13,332,969

	Principal
	Amount	Value
Community Investments - 1.47%

FHLMC Pool J07647, 4.50%, 04/01/2023 (f)	$ 424,761	441,000
FNMA Pool 944363, 5.50%, 06/01/2022 (f)	357,341	378,530

TOTAL COMMUNITY INVESTMENTS (Cost $819,775)		819,530

TOTAL INVESTMENTS (Cost $52,292,960) - 104.87%		$ 58,625,549

Liabilities in excess of other assets - (4.87)%		(2,720,728)

TOTAL NET ASSETS - 100.00%		$ 55,904,821

(a) Non-income producing.
(b) Real Estate Investment Trusts
(c) American Depositary Receipt.
(d) Exchange-Traded Funds
(e) Variable Rate Security; the money market rate shown represents the rate at September 30, 2009.
(f) Mortgage-Backed Securities

*See accompanying notes which are an integral part of these financial statements.

Appleseed Fund
Statement of Assets and Liabilities
September 30, 2009

Assets
Investments in securities, at fair value (cost $52,292,960)	$ 58,625,549
Receivable for fund shares sold	447,576
Dividends receivable	80,618
Prepaid expenses	9,043
Interest receivable	3,751
Total assets	59,166,537

Liabilities
Payable for investments purchased	3,204,504
Payable to Adviser (a)	17,648
Payable for Fund shares purchased	8,050
Payable to administrator, fund accountant, and transfer agent	7,448
Payable to trustees and officers	957
Payable to custodian	848
Other accrued expenses	22,261
Total liabilities	3,261,716

Net Assets	$ 55,904,821

Net Assets consist of:
Paid in capital	$ 49,419,298
Accumulated undistributed net investment income	179,751
Accumulated undistributed net realized gain (loss) from investment transactions	(26,817)
Net unrealized appreciation (depreciation) on investments	6,332,589

Net Assets	$ 55,904,821

Shares outstanding (unlimited number of shares authorized)	4,879,772

Net Asset Value and offering price per share	$ 11.46

Redemption price per share ($11.46 * 98%) (b)	$ 11.23

(a) See Note 4 in the Notes to the Financial Statements
(b) The Fund charges a 2.00% redemption fee on shares redeemed within 90 calendar days of purchase.
Shares are redeemed at the Net Asset Value if held longer than 90 calendar days.
*See accompanying notes which are an integral part of these financial statements.

Appleseed Fund
Statement of Operations
For the period ended September 30, 2009
	Period Ended		Year Ended
	9/30/2009	(a)	11/30/2008

Investment Income
Dividend income (net of withholding tax $2,898)	$ 349,031		$ 227,808
Interest income	15,102		17,882
Total Investment Income	364,133		245,690

Expenses
Investment Adviser fee (b)	177,994		74,470
Transfer agent expenses	36,301		35,800
Legal expenses	29,678		24,205
Administration expenses	24,707		26,000
Printing expenses	18,629		5,456
Fund accounting expenses	16,665		19,997
Auditing expenses	16,500		16,950
Registration expenses	11,635		3,329
Custodian expenses	10,108		4,981
Trustee expenses	6,731		6,786
CCO expenses	6,562		6,047
Pricing expenses	3,075		3,508
Miscellaneous expenses	1,256		1,141
Insurance expense	964		1,430
24f-2 expense	288		58
Total Expenses	361,093		230,158
Less: Fees waived & expenses reimbursed by Adviser (b)	(152,291)		(163,135)
Net operating expenses	208,802		67,023
Net Investment Income (Loss)	155,331		178,667

Realized & Unrealized Gain (Loss) on Investments
Net realized gain(loss) on investment securities	5,881		13,879
Change in unrealized appreciation (depreciation) on investment securities	9,513,978		(2,722,432)
Net realized and unrealized gain (loss) on investment securities	9,519,859		(2,708,553)
Net increase (decrease) in net assets resulting from operations	$ 9,675,190		$ (2,529,886)

(a) The Fund's Board of Trustees elected to change its fiscal year end from November 30 to September 30.
The information presented is from December 1, 2008 through September 30, 2009.
(b) See Note 4 in the Notes to the Financial Statements.

*See accompanying notes which are an integral part of these financial statements.

Appleseed Fund
Statements of Changes In Net Assets

	Period Ended		Year Ended	Period Ended
	September 30, 2009	(a)	November 30, 2008	November 30, 2007	(b)
Operations
Net investment income (loss)	$ 155,331		$ 178,667	$ 71,722
Net realized gain (loss) on investment securities	5,881		13,879	(1,962)
Change in unrealized appreciation (depreciation)
on investment securities	9,513,978		(2,722,432)	(457,726)
Net increase (decrease) in net assets resulting from operations	9,675,190		(2,529,886)	(387,966)

Distributions
From net investment income	(119,045)		(142,332)	(2,445)
From net realized gains	-		(1,798)	-
Total distributions	(119,045)		(144,130)	(2,445)

Capital Share Transactions
Proceeds from Fund shares sold	39,846,457		5,975,991	7,336,240
Proceeds from redemption fees collected (c)	11,240		114	3,422
Reinvestment of distributions	119,045		136,338	2,445
Amount paid for Fund shares repurchased	(2,619,573)		(948,019)	(450,597)
Net increase (decrease) in net assets resulting
from capital share transactions	37,357,169		5,164,424	6,891,510

Total Increase (Decrease) in Net Assets	46,913,314		2,490,408	6,501,099

Net Assets
Beginning of period	8,991,507		6,501,099	-

End of period	$ 55,904,821		$ 8,991,507	6,501,099

Accumulated undistributed net investment income
included in net assets at end of period	$ 179,751		$ 100,381	69,277

Capital Share Transactions
Shares sold	3,936,844		638,074	701,710
Shares issued in reinvestment of distributions	16,087		14,400	243
Shares repurchased	(281,519)		(104,073)	(41,994)

Net increase (decrease) from capital share transactions	3,671,412		548,401	659,959

(a) The Fund's Board of Trustees elected to change its fiscal year end from November 30 to September 30.
The information presented is from December 1, 2008 through September 30, 2009.
(b) For the period December 8, 2006 (the date the Fund commenced operations) through November 30, 2007.
(c) The Fund charges a 2% redemption fee on shares redeemed within 90 calendars days of purchase.
Shares are redeemed at the Net Asset Value if held longer than 90 calendar days.
*See accompanying notes which are an integral part of these financial statements.

Appleseed Fund
Financial Highlights
(For a share outstanding during each period)

	Period ended		Year ended		Period ended
	September 30, 2009	(a)	November 30, 2008		November 30, 2007	(b)

Selected Per Share Data:
Net asset value, beginning of period	$ 7.44		$ 9.85		$ 10.00

Income from investment operations:
Net investment income (loss)	0.07	(c)	0.22	(c)	0.12
Net realized and unrealized gain (loss) on investments	4.04		(2.46)		(0.26)
Total from investment operations	4.11		(2.24)		(0.14)

Less distributions to shareholders:
From net investment income	(0.09)		(0.17)		(0.02)
From net realized gain	-		-	(d)	-
Total distributions	(0.09)		(0.17)		(0.02)

Paid in capital from redemption fees	-	(e)	-	(e)	0.01

Net asset value, end of period	$ 11.46		$ 7.44		$ 9.85

Total Return (f)	55.95%	(g)	(23.07)%		(1.33)%	(g)

Ratios and Supplemental Data:
Net assets, end of period (000)	$ 55,905		$ 8,992		$ 6,501
Ratio of expenses to average net assets (l)	1.17%	(h)(k)	0.90%		0.90%	(h)
Ratio of expenses to average net assets
before reimbursement & federal income taxes (l)	2.02%	(h)	3.09%		3.52%	(h)(i)
Ratio of net investment income (loss) to
average net assets (l)	0.87%	(h)	2.40%		1.40%	(h)
Ratio of net investment income (loss) to
average net assets before reimbursement & federal income taxes (l)	0.02%	(h)	0.21%		(1.22)%	(h)(j)
Portfolio turnover rate	40.54%		127.63%		27.07%

(a) The Fund's Board of Trustees elected to change its fiscal year end from November 30 to September 30.
The information presented is from December 1, 2008 through September 30, 2009.
(b) For the period December 8, 2006 (the date the Fund commenced operations) through November 30, 2007.
(c) Net investment income per share is based on average shares outstanding during the period.
(d) Net realized gain distributed amounted to less than $0.005 per share.
(e) Redemption fees resulted in less that $0.005 per share.
(f) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(g) Not annualized.
(h) Annualized.
(i) The expense ratio before reimbursements includes income taxes of .09% which was voluntarily reimbursed by the Adviser and Fund Administrator.
(j) The net investment income (loss) ratio includes income tax expense of (.09)% which was voluntarily reimbursed by the Adviser and Fund Administrator.
(k) Effective April 1, 2009, the Adviser has contractually agreed to cap the Fund's expenses at 1.24%. Prior to April 1,
2009, the Fund's expense cap was 0.90%.
(l) These ratios exclude the impact of expenses of the underlying security holdings as represented in the Schedule of Investments.
*See accompanying notes which are an integral part of these financial statements.

Appleseed Fund

Notes to the Financial Statements

September 30, 2009

NOTE 1. ORGANIZATION

The Appleseed Fund (the “Fund”) was organized as a non-diversified series of the Unified Series Trust (the “Trust”) on September 11, 2006. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 17, 2002 (the “Trust Agreement”). The Trust Agreement permits the Board of Trustees of the Trust (the “Board”) to issue an unlimited number of shares of beneficial interest of separate series. The Fund is one of a series of funds currently authorized by the Board. The Fund commenced operations on December 8, 2006. The Fund’s investment adviser is Pekin Singer Strauss Asset Management, Inc. (the “Adviser”). The investment objective of the Fund is to provide long-term capital appreciation.

Effective August 9, 2009, the Fund’s Board of Trustees elected to change the Fund’s fiscal year end from November 30 to September 30.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities Valuation – All investments in securities are recorded at their estimated fair value as described in Note 3.

Federal Income Taxes – The Fund makes no provision for federal income tax. The Fund intends to qualify each year as a “regulated investment company” under subchapter M of the Internal Revenue Code of 1986, as amended, by distributing substantially all of its taxable income. If the required amount of net investment income is not distributed, the Fund could incur a tax expense.

During the fiscal period, December 1, 2008 - September 30, 2009, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the Fund did not incur any interest or penalties. The Fund is not subject to examination by U.S. federal tax authorities for tax years prior to 2006.

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or other appropriate basis (as determined by the Board).

Security Transactions and Related Income - The Fund follows industry practice and records security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized or accreted using the effective interest method. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Dividends and Distributions – The Fund intends to distribute substantially all of its net investment income as dividends to its shareholders on at least an annual basis. The Fund intends to distribute its net realized long-term capital gains and its net realized short-term capital gains at least once a year. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expenses or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund. For the fiscal period ended September 30, 2009, the Fund reclassified permanent tax differences in the amount of $41,720 from accumulated undistributed net realized gain to accumulated undistributed net investment income.

Appleseed Fund

Notes to the Financial Statements - continued

September 30, 2009

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – continued

Non-Diversification Risk– The Fund is non-diversified, which means it may invest a greater percentage of its assets in a fewer number of stocks as compared to other mutual funds that are more broadly diversified. As a result, the Fund’s share price may be more volatile than the share price of some other mutual funds, and the poor performance of an individual stock in the Fund’s portfolio may have a significant negative impact on the Fund’s performance.

Subsequent Events – In accordance with accounting principles generally accepted in the United States of America (“GAAP”), management has evaluated subsequent events through November 30, 2009, the date the financial statements were issued. See Note 8 for information regarding the distribution to be paid on November 30, 2009. See Note 10 for information regarding the approval of a new president of the Trust.

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

Fair value is defined as the price that a Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (the risk inherent in a particular valuation technique used to measure fair value such as a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical securities
•

Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments based on the best information available)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Equity securities, including common stock, exchange traded funds, and real estate investment trusts, are generally valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices more accurately reflect the fair value of such securities. Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price.

Appleseed Fund

Notes to the Financial Statements - continued

September 30, 2009

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS - continued

When using the market quotations or close prices provided by the pricing service and when the market is considered active, the security will be classified as a Level 1 security. Sometimes, an equity security owned by the Fund will be valued by the pricing service with factors other than market quotations or the market is considered inactive. When this happens, the security will be classified as a Level 2 security. When market quotations are not readily available, when the Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current fair value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review by the Board. These securities will be categorized as Level 3 securities.

Investments in mutual funds, including money market mutual funds, are generally priced at the ending net asset value (NAV) provided by the service agent of the fund. These securities will be categorized as Level 1 securities.

Fixed income securities such as “community investments,” when valued using market quotations in an active market, will be categorized as Level 1 securities. However, they may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices more accurately reflect the fair value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. These securities will generally be categorized as Level 2 securities. If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board. These securities will be categorized as Level 3 securities. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific country or region.

Short-term investments in fixed income securities, (those with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity), are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value. These securities will be classified as Level 2 securities.

In accordance with the Trust’s good faith pricing guidelines, the Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Adviser would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Good faith pricing is permitted if, in the Adviser’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before a Fund’s NAV calculation that may affect a security’s value, or the Adviser is aware of any other data that calls into question the reliability of market quotations. Good faith pricing may also be used in instances when the bonds the Funds invest in may default or otherwise cease to have market quotations readily available.

Appleseed Fund

Notes to the Financial Statements - continued

September 30, 2009

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS - continued

The following is a summary of the inputs used to value the Fund’s investments as of September 30, 2009:

		Valuation Inputs
Assets	Level 1 - Quoted Prices in Active Markets	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total

Common Stocks*	$ 34,623,088	$ -	$ -	$ 34,623,088

Real Estate Investment Trusts*	1,966,376	-	-	1,966,376
Gold Bullion Funds	7,883,586	-	-	7,883,586

Money Market Securities	13,332,969	-	-	13,332,969
Community Investments	-	819,530	-	819,530

Total	$ 57,806,019	$ 819,530	$ -	$ 58,625,549

* Refer to Schedule of Investments for industry classifications

The Fund did not hold any investments at any time during the reporting period in which significant unobservable inputs were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period. The Fund did not hold any derivative instruments during the reporting period.

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Adviser, under the terms of the management agreement (the “Agreement”), manages the Fund’s investments. As compensation for its management services, the Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 1.00% of the Fund’s average net assets. For the fiscal period, December 1, 2008 - September 30, 2009, before the waiver described below, the Adviser earned a fee of $177,994 from the Fund. For the fiscal year ended November 30, 2008, the Adviser earned a fee of $74,470. Effective April 1, 2009, the Adviser has contractually agreed to waive its management fee and/or reimburse certain Fund operating expenses through March 31, 2010, so that the total annual Fund operating expenses, excluding brokerage fees and commissions, borrowing costs (such as interest and dividend expense on securities sold short), 12b-1 fees, taxes, any indirect expenses such as expenses incurred by other investment companies in which the Fund may invest, and extraordinary expenses do not exceed 1.24% of the Fund’s average daily net assets. Prior to April 1, 2009, the Fund’s expense cap was 0.90%. For the fiscal period ended September 30, 2009, the Adviser waived fees and reimbursed Fund expenses of $152,291. For the fiscal year ended November 30, 2008, the Adviser waived fees and reimbursed Fund expenses of $163,135. At September 30, 2009, the Adviser was owed $17,648 from the Fund for the management fees earned in excess of the expenses waived at the end of the fiscal year.

Each waiver or reimbursement by the Adviser is subject to repayment by the Fund within the three fiscal years following the fiscal year in which the particular expense was incurred, provided that the Fund is able to make the repayment without exceeding the expense limitation in effect at the time the expense was waived as described above. The amounts subject to repayment by the Fund, pursuant to the aforementioned conditions, at September 30, 2009 are as follows:

Appleseed Fund

Notes to the Financial Statements - continued

September 30, 2009

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - continued

The Trust retains Unified Fund Services, Inc. (“Unified”), to manage the Fund’s business affairs and to provide the Fund with administrative services, including all regulatory reporting and necessary office equipment and personnel. For the fiscal period ended September 30, 2009, Unified earned fees of $24,707 for administrative services provided to the Fund. For the fiscal year ended November 30, 2008, Unified earned fees of $26,000 for administrative services provided to the Fund. At September 30, 2009, the Fund owed Unified $3,598 for administrative services.

Certain officers of the Trust are members of management and/or employees of Unified. Unified operates as a wholly-owned subsidiary of Huntington Bancshares, Inc., the parent company of the Distributor and Huntington National Bank, the custodian of the Fund’s investments (the “Custodian”). A Trustee of the Trust is a member of management of the Custodian. For the fiscal period ended September 30, 2009, the Custodian earned fees of $10,108 for custody services provided to the Fund. For the fiscal year ended November 30, 2008, the Custodian earned fees of $4,981. At September 30, 2009, the Fund owed the Custodian $848 for custody services.

The Trust retains Unified to act as the Fund’s transfer agent and to provide fund accounting services. For the fiscal period ended September 30, 2009, Unified earned fees of $16,502 from the Fund for transfer agent services and $19,799 in reimbursement for out-of-pocket expenses incurred in providing transfer agent services. For the fiscal year ended November 30, 2008, Unified earned fees of $17,969 from the Fund for transfer agent services provided to the Fund and $17,831 in reimbursement for out-of-pocket expenses incurred in providing transfer agent services. For the fiscal period ended September 30, 2009, Unified earned fees of $16,665 from the Fund for fund accounting services. For the fiscal year ended November 30, 2008, Unified earned fees of $19,997 from the Fund for fund accounting services. At September 30, 2009, the Fund owed Unified $1,646 for transfer agent services, $539 for reimbursement for out-of-pocket expenses, and $1,665 for fund accounting services.

Unified Financial Securities, Inc. (the “Distributor”) acts as the principal distributor of the Fund’s shares. There were no payments made to the Distributor by the Fund for the fiscal period ended September 30, 2009. A Trustee of the Trust is a member of management of Huntington National Bank, a subsidiary of Huntington Bancshares, Inc. (the parent of the Distributor) and an officer of the Trust is an officer of the Distributor and such persons may be deemed to be affiliates of the Distributor.

The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Investment Company Act of 1940, which is currently inactive. The Plan provides that the Fund will pay the Adviser and/or any registered securities dealer, financial institution or any other person (the “Recipient”) a shareholder servicing fee of 0.25% of the average daily net assets of the class in connection with the promotion and distribution of the Fund’s shares or the provision of personal services to shareholders, including, but not necessarily limited to, advertising, compensation to underwriters, dealers and selling personnel, the printing and mailing of prospectuses to other than current Fund shareholders, the printing and mailing of sales literature and servicing shareholder accounts (“12b-1 Expenses”). The Fund or Adviser may pay all or a portion of these fees to any Recipient who renders assistance in distributing or promoting the sale of shares, or who provides certain shareholder services, pursuant to a written agreement. The Plan is a compensation plan, which means that compensation is provided regardless of 12b-1 Expenses actually incurred. It is anticipated that the Plan will benefit shareholders because an effective sales program typically is necessary in order for the Fund to reach and maintain a sufficient size to efficiently achieve its investment objectives and to realize economies of scale. The Fund does not currently intend to activate the Plan prior to March 31, 2010.

Appleseed Fund

Notes to the Financial Statements - continued

September 30, 2009

NOTE 5. INVESTMENT TRANSACTIONS

For the fiscal period ended September 30, 2009, purchases and sales of investment securities, other than short-term investments were as follows:

At September 30, 2009, the appreciation (depreciation) of investments for tax purposes was as follows:

At September 30, 2009, the aggregate cost of securities for federal income tax purposes, was $52,292,017.

NOTE 6. ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 7. BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a) (9) of the Investment Company Act of 1940. At September 30, 2009, Pershing LLC, for the benefit of others, owned 39.33% of the outstanding shares of the Fund and Charles Schwab & Co., for the benefit of others, owned 29.48%. As a result, Pershing LLC and Charles Schwab & Co. may each be deemed to control the Fund.

Appleseed Fund

Notes to the Financial Statements - continued

September 30, 2009

NOTE 8. DISTRIBUTIONS TO SHAREHOLDERS

On December 22, 2008, an income distribution of $0.0922 per share was made to shareholders of record on December 19, 2008.

On November 30, 2009, a short-term capital gain distribution of $0.0234 per share was made to shareholders of record on November 27, 2009.

On November 30, 2009, a long-term capital gain distribution of $0.0013 per share was made to shareholders of record on November 27, 2009.

The tax characterization of distributions for the fiscal periods ended September 30, 2009 and November 30, 2008 and 2007 were as follows:

At September 30, 2009, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

At September 30, 2009, the difference between book basis and tax basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales in the amount of $13,729 and basis adjustments for investments in commodity trusts.

9. CAPITAL LOSS CARRYFORWARD

At September 30, 2009, the Fund had available for federal tax purposes unused capital loss carryforwards of $28,281, which are available to offset future realized gains. To the extent that these carryforwards are used to offset future gains, it is probable that the amount offset will not be distributed to shareholders. The carryforward expires as follows:

Amount	Expires September 30,
$28,281	2017

NOTE 10. SUBSEQUENT EVENT

At a meeting of the Board on November 9, 2009, Melissa K. Gallagher was approved as the new president of the Trust. Anthony J. Ghoston, had served as president from July 2004 to November 2009.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To The Shareholders and Board of Trustees

Appleseed Fund

(Unified Series Trust)

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Appleseed Fund (the “Fund”), a series of the Unified Series Trust as of September 30, 2009, and the related statements of operations for the ten months then ended and for the year ended November 30, 2008 and the statements of changes in net assets and financial highlights for the three periods in the period then ended. These financial statements and financial highlights are the responsibility of Fund management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2009 by correspondence with the Fund’s custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Appleseed Fund as of September 30, 2009, the results of its operations, changes in its net assets, and the financial highlights for each of the periods noted above, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.

Westlake, Ohio

November 30, 2009

TRUSTEES AND OFFICERS

The Board of Trustees supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires or is removed.

The following tables provide information regarding the Trustees and Officers.

Independent Trustees

Name, Address*, (Age), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Gary E. Hippenstiel (Age - 62) Independent Trustee, December 2002 to present

President and founder of Hippenstiel Investment Counsel LLC, a registered investment advisor, since November 2008; Director, Vice President and Chief Investment Officer of Legacy Trust Company, N.A. from September 1991to September 2008; Chairman of the investment committee for W.H. Donner Foundation and Donner Canadian Foundation since June 2005; Trustee of AmeriPrime Advisors Trust from July 2002 to September 2005; Trustee of Access Variable Insurance Trust from April 2003 to August 2005; Trustee of AmeriPrime Funds from September 1995 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Stephen A. Little (Age - 63) Chairman, December 2004 to present; Independent Trustee, December 2002 to present

President and founder of The Rose, Inc., a registered investment advisor, since April 1993; Trustee of AmeriPrime Advisors Trust from November 2002 to September 2005; Trustee of AmeriPrime Funds from December 2002 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Daniel J. Condon (Age - 58) Independent Trustee, December 2002 to present

President of International Crankshaft Inc., an automotive equipment manufacturing company, since 2004 ; Director, International Crankshaft, Inc. since January 2004; Trustee of AmeriPrime Advisors Trust from November 2002 to September 2005; Trustee of AmeriPrime Funds from December 2002 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Ronald C. Tritschler (Age - 57) Independent Trustee, January 2007 to present; Interested Trustee, December 2002 to December 2006

Chief Executive Officer, Director and Legal Counsel of The Webb Companies, a national real estate company, since 2001; Director of First State Financial since 1998; Director, Vice President and Legal Counsel of The Traxx Companies, an owner and operator of convenience stores, since 1989; Trustee of AmeriPrime Advisors Trust from November 2002 to September 2005; Trustee of AmeriPrime Funds from December 2002 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Kenneth G.Y. Grant (Age – 60) Independent Trustee, May 2008 to present

Senior Vice President of Global Trust Company since 2008; Senior Vice President of Advisors Charitable Gift Fund since May 2005; Senior Vice President and Chief Officer, Corporate Development, of Northeast Retirement Services, Inc. since February 2003; Senior Vice President of Savings Banks Employees Retirement Association since February 2003; Treasurer (since January 2004) and past Chair, Board of Directors of Massachusetts Council of Churches; Member, Presbytery of Boston, Presbyterian Church (U.S.A.) since June 1975.

Interested Trustees & Officers

Name, Address*, (Age), Position with Trust,** Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Nancy V. Kelly (Age - 53)*** Trustee, November 2007 to present

Executive Vice President of Huntington National Bank, the Trust’s custodian, since December 2001; Director, Wedgewood Golf & Country Club since October, 2008; Director, Greenlawn Cemetery since October, 2007; Director, Directions for Youth and Families, a social service agency, since August 2006.

Anthony J. Ghoston(Age - 50) President, July 2004 to present

President of Unified Fund Services, Inc., the Trust’s administrator, since June 2005; Executive Vice President from June 2004 to June 2005; Senior Vice President from April 2003 to June 2004; Chief Executive Officer of The Huntington Funds since April 2009; Chief Executive Officer and Interested Trustee of the Valued Advisers Trust since August 2008; President of AmeriPrime Advisors Trust from July 2004 to September 2005; President of AmeriPrime Funds from July 2004 to July 2005; President of CCMI Funds from July 2004 to March 2005; Senior Vice President and Chief Information Officer of Unified Financial Services, Inc., the parent company of the Trust’s administrator and distributor, from October 1997 to November 2004.

John C. Swhear (Age - 47) Senior Vice President, May 2007 to present

Vice President of Legal Administration and Compliance for Unified Fund Services, Inc., the Trust’s administrator, since April 2007; Chief Compliance Officer of the Valued Advisers Trust since August 2008; Chief Compliance Officer of Unified Financial Securities, Inc., the Trust’s distributor, since May 2007; Employed in various positions with American United Life Insurance Company from June 1983 to April 2007, including: Associate General Counsel, April 2007; Investment Adviser Chief Compliance Officer, June 2004 to April 2007; Assistant Secretary to the Board of Directors, December 2002 to April 2007 and Chief Compliance Officer of OneAmerica Funds, Inc., June 2004 to April 2007; Chief Counsel, OneAmerica Securities Inc., February 2007 to April 2007; Secretary, OneAmerica Securities, Inc., December 2002 to April 2007.

Christopher E. Kashmerick (Age - 34) Treasurer and Chief Financial Officer, November 2008 to present

Vice President of Fund Accounting, Financial and Tax Reporting for Unified Fund Services, Inc., the Trust's Administrator, since April 2008; Assistant Vice President, Compliance Officer and Compliance Administrator for U.S. Bancorp Fund Services, LLC, a mutual fund servicing company, from February 2005 to April 2008; Employed in various positions with UMB Fund Services, a mutual fund servicing company including: Senior Accounting Analyst, Accounting Analyst and Fund Balancing Supervisor, from May 2000 through February 2005.

William J. Murphy (Age - 46) Assistant Treasurer, February 2008 to present	Manager of Financial Reporting for Unified Fund Services, Inc., since October 2007; Employed in various positions with American United Life Insurance Company from March 1987 to October 2007.
Lynn E. Wood (Age - 62) Chief Compliance Officer, October 2004 to present

Chief Compliance Officer of AmeriPrime Advisors Trust from October 2004 to September 2005; Chief Compliance Officer of AmeriPrime Funds from October 2004 to July 2005; Chief Compliance Officer of CCMI Funds from October 2004 to March 2005; Chairman and Chief Compliance Officer of Unified Financial Securities, Inc., the Trust’s distributor, from September 2000 to December 2004; Director of Compliance of Unified Fund Services, Inc., the Trust’s administrator, from October 2003 to September 2004; Chief Compliance Officer of Unified Financial Services, Inc., the parent company of the Trust’s administrator and distributor, from September 2000toOctober 2004.

Heather Bonds (Age - 33) Secretary, July 2005 to present; Assistant Secretary, September 2004 to June 2005

Employed by Unified Fund Services, Inc., the Trust’s administrator, since January 2004 and from December 1999 to January 2002, currently Manager, Board Relations and Legal Administration, since March 2008; Secretary of the Valued Advisers Trust since August 2008; Assistant Secretary of Dean Family of Funds August 2004 to March 2007; Secretary of AmeriPrime Advisors Trust from July 2005 to September 2005; Assistant Secretary of AmeriPrime Funds from September 2004 to July 2005; Assistant Secretary of CCMI Funds from September 2004 to March 2005; Regional Administrative Assistant of The Standard Register Company from February 2003 to January 2004.

Tara Pierson (Age - 34) Assistant Secretary, November 2008 to present	Employed by Unified Fund Services, Inc., the Trust’s Administrator, since February, 2000; Assistant Secretary of Dividend Growth Trust from March 2006 to present.
*	The address for each officer is 2960 North Meridian Street, Suite 300, Indianapolis, IN 46208.

** The Trust currently consists of 27 series.

*** Ms. Kelly is deemed an interested trustee because she is an officer of an entity that is under common control with Unified Financial Securities, Inc., the Distributor, as of September 30, 2009.

OTHER INFORMATION

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the trustees and is available without charge, upon request. You may call toll-free at (800) 470-1029 to request a copy of the SAI or to make shareholder inquiries.

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted those proxies during the most recent twelve month period ended June 30 are available without charge upon request by: (1) calling the Fund at (800) 470-1029 and (2) from Fund documents filed with the Securities and Exchange Commission ("SEC") on the SEC's website at www.sec.gov.

TRUSTEES

Gary E. Hippenstiel

Stephen A. Little

Daniel J. Condon

Ronald C. Tritschler

Nancy V. Kelly

Kenneth G.Y. Grant

OFFICERS

Anthony J. Ghoston, President

John C. Swhear, Senior Vice President

Christopher E. Kashmerick, Treasurer

Lynn E. Wood, Chief Compliance Officer

Heather Bonds, Secretary

William J. Murphy, Assistant Treasurer

Tara Pierson, Assistant Secretary

INVESTMENT ADVISER

Pekin Singer Strauss Asset Management, Inc.

21 S. Clark Street, Suite 3325

Chicago, IL 60603

DISTRIBUTOR

Unified Financial Securities, Inc.

2960 N. Meridian Street, Suite 300

Indianapolis, IN 46208

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen Fund Audit Services, Ltd.

800 Westpoint Pkwy., Suite 1100

Westlake, OH 44145

LEGAL COUNSEL

Thompson Coburn LLP

One U.S. Bank Plaza

St. Louis, MO 63101

LEGAL COUNSEL TO THE INDEPENDENT TRUSTEES

Thompson Hine, LLP

312 Walnut Street, 14th Floor

Cincinnati, OH 45202

CUSTODIAN

Huntington National Bank

41 S. High St.

Columbus, OH 43215

ADMINISTRATOR, TRANSFER AGENT

AND FUND ACCOUNTANT

Unified Fund Services, Inc.

2960 N. Meridian Street, Suite 300

Indianapolis, IN 46208

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus, which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Unified Financial Securities, Inc.

Member FINRA/SIPC

FCI Funds

Annual Report

September 30, 2009

Fund Advisor:

Financial Counselors, Inc.

442 West 47th Street

Kansas City, MO 64112

Toll Free (877) 627-8504

FCI Equity Fund

Dear Fellow Shareholders:

Market Review

In the third quarter, the equity markets continued to advance from the lows set in March. As was true in the second quarter, the returns were dominated by low quality stocks which significantly outperformed their higher quality counterparts. The global economy is beginning to emerge from a wrenching downturn in financial markets and has started to grow again. The overhanging consumer leverage could reduce the ultimate strength of any U.S. recovery and investors might need to show a degree of patience with the current economic recovery. Unlike many of the prior recoveries where the U.S. leads the world out of recession, we seem to be playing the role of caboose as opposed to locomotive.

Portfolio Review

The FCI Equity Fund increased 11.24% in the quarter ending 9/30/09 versus an increase in the S&P 500 Index of 15.60%. Stock selection in the basic materials and technology sectors contributed materially for the quarter. Detractors for the period came from our sector weightings and security holdings in the more defensive sectors of consumer staples and health care.

While large capitalization, high-quality stocks still did well, they struggled to beat the popular averages. As investors came to grips with the realization there might actually be growth in the economy and that not all the banks would fail, value stocks (financials) outpaced growth stocks for the first time in several quarters. Investors should start to rotate money from companies that are not going bankrupt and into companies that have revenue growth, earnings growth, high return on equity, and positive cash flows. Weak companies struggle in weak recoveries and their survival risk or earnings potential should once again show up in their stock prices and high quality companies should start to outperform on a relative basis.

Fund Performance

The September quarter marked the end of a weak fiscal year for the market and first back to back negative years since the 2001-2002 bear market. The Fund declined 10.47% in the fiscal year, underperforming its primary benchmark by 3.56 percentage points. The S&P 500 Index declined 6.91%. Please review some of the largest contributors and detractors related to Fund performance in the fiscal year ended September 30, 2009:

Contributors	$ Gain

Research In Motion	$ 99,649
Barrick Gold	$ 93,505
EMC Corp	$ 91,773
Flowserve	$ 90,297
Ebay Inc.	$ 85,739

Detractors	$ Loss

US Bancorp	$ 130,770
ConocoPhillips	$ 114,111
National Oilwell Varco	$ 112,065
Transocean	$96,782
Goldman Sachs	$80,678

We will continue to follow our disciplined investment process. The speculative nature of the recent market performance is not sustainable over a normal business cycle. While we are not pleased with our recent relative underperformance, we understand there will be time frames distressed companies outperform our process. In our opinion, the current economic recovery will be weaker than normal and large, high quality equities will start to exhibit relative outperformance that is sustainable over a 3-5 year time horizon. Our two weakest sectors were Financials and Energy with US Bancorp and ConocoPhillips declining the most. While stock selection hurt us in both sectors, our sector underweight position relative to the Index did cushion the weakness. The largest contributor was the stock selection in Technology led by three of the top five overall individual performers: Research In Motion, EMC, and Ebay.

Investment Results - (Unaudited)

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. For more information on the Fund, and to obtain performance data current to the most recent month end or to request a prospectus, please call 1-800-627-8504. You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

* Return figures reflect any change in price per share and assume the reinvestment of all distributions.

** The S&P 500® Index is an unmanaged benchmark that assumes reinvestment of all distributions and excludes the effect of taxes and fees. The Index is a widely recognized unmanaged index of equity prices and is representative of a broader market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in this Index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the Fund and may be obtained by calling the same number as above. Please read it carefully before investing. The Fund is distributed by Unified Financial Securities, Inc. Member FINRA.

The chart above assumes an initial investment of $250,000 made on October 5, 2005 (commencement of Fund operations) and held through September 30, 2009. The S&P 500® Index is a widely recognized unmanaged index of equity prices and is representative of a broader market and range of securities than is found in the Fund’s portfolio. The chart also assumes reinvestment of all dividends and distributions on the reinvestment dates during the period. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

Current performance may be lower or higher than the performance data quoted. For more information on the FCI Equity Fund, and to obtain performance data current to the most recent month-end, or to request a prospectus, please call 1-800-627-8504. You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

The Fund is distributed by Unified Financial Securities, Inc., member FINRA.

FCI Bond Fund

Dear Fellow Shareholders:

Bond Market Review

The U.S. bond market generated very impressive returns for the 12 months ended September 30, 2009. The Barclays Intermediate Government/Credit Index increased 10.01% over this timeframe. Interest rates declined on Treasury securities while credit spreads narrowed at a record pace on corporate debt obligations over the year. While all major investment grade fixed income categories performed well during the period, corporate bond performance was spectacular with a better than 20% return.

The conservatorship of Fannie Mae and Freddie Mac, bankruptcy of Lehman Brothers Inc. and lifeline to AIG seemed like a distant memory as the credit markets sprang back to life fueled by an aggressive “quantitative easing” policy by the Fed. Savers frustrated by paltry yields on short term securities and money market accounts funneled over $225 billion into bond funds over the last 12 months. 2-Year Treasury yields declined around 1% and 10-Year Treasury yields fell about .50% over the prior year. The Fed cut the Funds rate to a 0% to .25% level early this year and looks to be on hold for at least another six months. Unprecedented measures by the Federal government, Treasury and Federal Reserve to support systemically important financial institutions, assist state and local governments and stimulate the U.S. economy bore fruit during the period. Some of these programs are being withdrawn from the marketplace due to a strengthening in overall financial conditions. Others, like the mortgage purchase program and federal stimulus program, still have six months to over a year to go. In some ways, the easy part is over. Saving the system from collapse was all well and good but there is a financial cost to all of these measures and it appears we will spend many years paying for and dealing with the aftermath of the actions taken to avoid a financial collapse.

Portfolio Overview

The objective of the FCI Bond Fund is to provide total return. The Advisor seeks to accomplish this objective by adding value relative to a benchmark through the use of duration management, sector allocation and individual security selection initiatives.

The large drivers of performance for the period were sector allocation and security selection. The Fund was underweight Treasuries and heavily overweight the corporate sector. The 15%+ higher return on corporate bonds compared to Treasuries were the primary drivers of out-performance of the Fund. Our agency and mortgage holdings had little impact on the overall performance of the portfolio. The Fund duration position was a slight negative for performance while our yield curve placement was a net positive.

Going forward, we expect to see a more balanced interplay between the performances of the major investment grade fixed income categories. Corporate credit bonds are still historically cheap while Treasury, agency and mortgage bonds are near their long-term averages or slightly more expensive. We envision modest improvement in the credit sensitive parts of the portfolio as these bonds provide better relative performance than Treasuries. Over the next few years, we expect to see higher short term rates as the economy recovers and will look to capitalize on a variety of fixed income trends that will benefit from the early stages of the next business cycle.

Investment Results – (Unaudited)

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. For more information on the Fund, and to obtain performance data current to the most recent month end or to request a prospectus, please call 1-800-627-8504. You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

* Return figures reflect any change in price per share and assume the reinvestment of all distributions.

** The Barclays Intermediate Government/Credit Bond Index® is an unmanaged benchmark that assumes reinvestment of all distributions and excludes the effect of taxes and fees. The Index is a widely recognized unmanaged index of bond prices and is representative of a broader market and range of securities than is found in the Fund’s portfolio.Individuals cannot invest directly in this Index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the Fund and may be obtained by calling the same number as above. Please read it carefully before investing. The Fund is distributed by Unified Financial Securities, Inc. Member FINRA.

The chart above assumes an initial investment of $250,000 made on October 4, 2005 (commencement of Fund operations) and held through September 30, 2009. The Barclays Intermediate Government/Credit Bond Index® is a widely recognized unmanaged index of bond prices and is representative of a broader market and range of securities than is found in the Fund’s portfolio. The chart also assumes reinvestment of all dividends and distributions on the reinvestment dates during the period. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

Current performance may be lower or higher than the performance data quoted. For more information on the FCI Bond Fund, and to obtain performance data current to the most recent month-end, or to request a prospectus, please call 1-800-627-8504. You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

The Fund is distributed by Unified Financial Securities, Inc., member FINRA.

FUND HOLDINGS(Unaudited)

1As a percent of net assets.

The FCI Equity Fund invests primarily in a diversified portfolio of equity securities that the Advisor believes have a potential for capital appreciation. The Fund invests in companies that the Advisor determines to be the most attractive within their respective industries and whose earnings the Advisor expects to grow at an above average rate relative to the market.

1As a percent of net assets.

The FCI Bond Fund invests primarily in a diversified portfolio of intermediate-term, investment grade fixed income securities. The Fund may, on occasion, purchase long-term bonds. The Advisor seeks to add value for Fund investors and to maximize the risk-adjusted returns versus the unmanaged Barclays Intermediate Government/Credit Index® by managing the duration of the Fund’s portfolio, and through sector allocation and issue selection.

Availability of Portfolio Schedule(Unaudited)

The Funds each file a complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available at the SEC’s website at www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Public Reference Room in Washington DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Summary of Funds’ Expenses (Unaudited)

As a shareholder of one of the Funds, you incur two types of costs: (1) transaction costs, including short-term redemption fees; and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning and held for the six month period, April 1, 2009 to September 30, 2009.

Actual Expenses

The first line of each table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not either of the Fund’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant only to highlight your ongoing costs and do not reflect any transactional costs, such as short-term redemption fees.  Therefore, the second line is useful in comparing ongoing costs only and will not help you determine the relative costs of owning different funds.  In addition, if these transactions costs were included, your costs would have been higher.

FCI Equity Fund	Beginning Account Value April 1, 2009	Ending Account Value September 30, 2009	Expenses Paid During Period* April 1, 2009 – September 30, 2009
Actual	$1,000.00	$1,251.44	$5.64
Hypothetical **	$1,000.00	$1,020.05	$5.06

*Expenses are equal to the Fund’s annualized expense ratio of 1.00%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the partial year period).

** Assumes a 5% return before expenses.

FCI Bond Fund	Beginning Account Value April 1, 2009	Ending Account Value September 30, 2009	Expenses Paid During Period* April 1, 2009 – September 30, 2009
Actual	$1,000.00	$1,066.40	$4.15
Hypothetical**	$1,000.00	$1,021.06	$4.06

* Expenses are equal to the Fund’s annualized expense ratio of 0.80%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the partial year period).

** Assumes a 5% return before expenses.

FCI Funds
FCI Equity Fund
Schedule of Investments
September 30, 2009

Common Stocks - 94.85%	Shares	Value

Accident & Health Insurance - 2.41%
Aflac, Inc.	7,200	$ 307,728

Aircraft Engines & Engine Parts - 1.43%
United Technologies Corp.	3,000	182,790

Beverages - 2.06%
PepsiCo, Inc.	4,500	263,970

Biological Products (No Diagnostic Substances) - 2.55%
Gilead Sciences, Inc. (a)	7,000	326,060

Computer Communications Equipment - 1.84%
Cisco Systems, Inc. (a)	10,000	235,400

Computer Storage Devices - 2.27%
EMC Corp. (a)	17,000	289,680

Crude Petroleum & Natural Gas - 3.23%
Apache Corp.	2,000	183,660
Petroleo Brasileiro S.A. - Petrobras (b)	5,000	229,500
		413,160

Drilling Oil & Gas Wells - 1.61%
Transocean Ltd. (a)	2,400	205,272

Electric & Other Services Combined - 1.55%
Exelon Corp.	4,000	198,480

Electronic & Other Electrical Equipment - 2.18%
General Electric Co.	17,000	279,140

Fire, Marine & Casualty Insurance - 2.17%
Chubb Corp. / The	5,500	277,255

General Industrial Machinery & Equipment - 2.00%
Illinois Tool Works, Inc.	6,000	256,260

Gold & Silver Ores - 1.48%
Barrick Gold Corp.	5,000	189,500

Grain Mill Products - 1.51%
General Mills, Inc.	3,000	193,140

Heavy Construction Other than Building Construction - Contractors - 2.07%
Fluor Corp.	5,200	264,420

Industrial Instruments for Measurement - 2.21%
Danaher Corp.	4,200	282,744

*See accompanying notes which are an integral part of these financial statements.

FCI Funds
FCI Equity Fund
Schedule of Investments - continued
September 30, 2009

Common Stocks - 94.85% - continued	Shares	Value

Malt Beverages - 1.90%
Molson Coors Brewing Co. - Class B	5,000	$ 243,400

Measuring & Controlling Devices - 2.05%
Thermo Fisher Scientific, Inc. (a)	6,000	262,020

Miscellaneous Food Preparations & Kindred Products - 1.59%
McCormick & Co., Inc.	6,000	203,640

National Commercial Banks - 3.31%
Bank of America Corp.	15,000	253,800
Wells Fargo & Co.	6,000	169,080
		422,880

Natural Gas Transmission & Distribution - 1.70%
Spectra Energy Corp.	11,500	217,810

Oil & Gas Field Services - 1.40%
Schlumberger Ltd.	3,000	178,800

Oil & Gas Field Machinery & Equipment - 1.59%
National-Oilwell Varco, Inc. (a)	4,700	202,711

Orthopedic, Prosthetic & Surgical Appliances & Supplies - 1.97%
Zimmer Holdings, Inc. (a)	4,700	251,215

Perfumes, Cosmetics & Other Toilet Preparations - 1.79%
Colgate-Palmolive Co.	3,000	228,840

Petroleum Refining - 1.38%
Chevron Corp.	2,500	176,075

Pharmaceutical Preparations - 4.00%
Johnson & Johnson	4,500	274,005
Teva Pharmaceutical Industries Ltd. (b)	4,700	237,632
		511,637

Retail - Computer & Computer Software Stores - 1.45%
GameStop Corp. - Class A (a)	7,000	185,290

Retail - Eating Places - 3.59%
McDonald's Corp.	4,500	256,815
Yum! Brands, Inc.	6,000	202,560
		459,375

Retail - Variety Stores - 1.92%
Wal-Mart Stores, Inc.	5,000	245,450

*See accompanying notes which are an integral part of these financial statements.

FCI Funds
FCI Equity Fund
Schedule of Investments - continued
September 30, 2009

Common Stocks - 94.85% - continued	Shares	Value

Security Brokers, Dealers & Flotation Companies - 1.93%
Morgan Stanley	8,000	$ 247,040

Semiconductors & Related Devices - 2.30%
Intel Corp.	15,000	293,550

Services - Business Services - 3.74%
eBay, Inc. (a)	10,000	236,100
Visa, Inc. - Class A	3,500	241,885
		477,985

Services - Computer Programming, Data Processing, Etc. - 2.33%
Google, Inc. - Class A (a)	600	297,510

Services - Educational Services - 1.73%
DeVry, Inc.	4,000	221,280

Services - Miscellaneous Amusement & Recreation - 1.50%
Walt Disney Co. / The	7,000	192,220

Services - Personal Services - 1.87%
H&R Block, Inc.	13,000	238,940

Services - Prepackaged Software - 4.05%
Activision Blizzard, Inc. (a)	25,000	309,750
Oracle Corp.	10,000	208,400
		518,150

Soap, Detergents, Cleaning Preparations, Perfumes, Cosmetics - 3.53%
Ecolab, Inc.	6,000	277,380
Procter & Gamble Co. / The	3,000	173,760
		451,140

State Commercial Banks - 1.68%
Northern Trust Corp.	3,700	215,192

Surgical & Medical Instruments & Apparatus - 3.90%
Becton, Dickinson & Co.	3,000	209,250
Covidien PLC	6,700	289,842
		499,092

Telephone & Telegraph Apparatus - 2.33%
Research in Motion Ltd. (a)	4,400	297,220

Wholesale - Groceries & Related Products - 1.75%
Sysco Corp.	9,000	223,650

TOTAL COMMON STOCKS (Cost $10,978,615)		12,127,111

*See accompanying notes which are an integral part of these financial statements.

FCI Funds
FCI Equity Fund
Schedule of Investments - continued
September 30, 2009

	Shares	Value
Exchange-Traded Funds - 1.70%
PowerShares Water Resources Portfolio	13,000	$ 217,230

TOTAL EXCHANGE-TRADED FUNDS (Cost $218,010)		217,230

Money Market Securities - 5.08%
Fidelity Institutional Government Portfolio - Class I, 0.10% (c)	650,047	650,047

TOTAL MONEY MARKET SECURITIES (Cost $650,047)		650,047

TOTAL INVESTMENTS (Cost $11,846,672) - 101.63%		$ 12,994,388

Liabilities in excess of other assets - (1.63)%		(208,280)

TOTAL NET ASSETS - 100.00%		$ 12,786,108

(a) Non-income producing.
(b) American Depositary Receipt.
(c) Variable rate security; the money market rate shown represents the rate at September 30, 2009.

*See accompanying notes which are an integral part of these financial statements.

FCI Funds
FCI Bond Fund
Schedule of Investments
September 30, 2009

	Principal
	Amount	Value
Corporate Bonds - 56.76%
Aflac, Inc., 8.500%, 05/15/2019	$ 250,000	$ 298,526
Allstate Corp., 5.000%, 08/15/2014	200,000	211,045
Allstate Life Global Funding Trust, 4.250%, 02/26/2010	250,000	252,147
American Express Credit Co., 7.300%, 08/20/2013	552,000	612,684
Amgen, Inc., 4.850%, 11/18/2014	25,000	27,077
Analog Devices, Inc., 5.000%, 07/01/2014	300,000	315,527
Anheuser-Busch Companies, Inc., 7.750%, 01/15/2019	75,000	88,896
Bank of America Corp., 7.400%, 01/15/2011	325,000	341,371
Barrick Gold Finance Co. LLC, 6.125%, 09/15/2013	269,000	295,917
Best Buy Co., Inc., 6.750%, 07/15/2013	225,000	241,246
Boeing Co., 5.000%, 03/15/2014	200,000	218,308
Canadian Pacific Railway Co., 6.500%, 05/15/2018	31,000	33,803
Charles Schwab Corp. / The, 6.375%, 09/01/2017	220,000	246,130
Cigna Corp., 8.500%, 05/01/2019	125,000	143,702
Cisco Systems, Inc., 5.250%, 02/22/2011	300,000	316,319
Citigroup, Inc., 5.500%, 04/11/2013	600,000	614,483
CME Group, Inc., 5.750%, 02/15/2014	250,000	273,877
Coca-Cola Co., 5.350%, 11/15/2017	250,000	273,442
Comcast Corp., 5.450%, 11/15/2010	200,000	207,957
Comcast Corp., 6.500%, 01/15/2015	99,000	110,439
Compass Bank, 5.900%, 04/01/2026	200,000	153,378
Corning, Inc., 6.050%, 06/15/2015	250,000	253,238
Credit Suisse U.S.A., Inc., 6.125%, 11/15/2011	200,000	216,005
Credit Suisse U.S.A., Inc., 5.125%, 08/15/2015	125,000	132,131
Deutsche Telekom International Finance BV, 5.875%, 08/20/2013	225,000	245,091
Devon Energy Corp., 5.625%, 01/15/2014	125,000	134,509
Diageo Capital plc, 7.375%, 01/15/2014	200,000	231,996
Dow Chemical Co., 7.600%, 05/15/2014	96,000	106,304
E.I. DuPont de Nemours & Co., 4.125%, 04/30/2010	250,000	255,506
FedEx Corp., 7.375%, 01/15/2014	275,000	310,387
Fifth Third Bancorp., 0.550%, 05/17/2013 (a)	250,000	199,365
General Electric Capital Corp., 6.875%, 11/15/2010	300,000	316,778
General Electric Capital Corp., 0.613%, 11/01/2012 (a)	300,000	277,701
Goldman Sachs Group, Inc., 4.750%, 07/15/2013	200,000	208,899
Hewlett-Packard Co., 4.500%, 03/01/2013	200,000	213,719
Home Depot, Inc., 5.400%, 03/01/2016	200,000	209,380
Huntington National Bank, 5.375%, 02/28/2019	250,000	173,727
Husky Energy, Inc., 5.900%, 06/15/2014	125,000	134,982
International Paper Co., 9.375%, 05/15/2019	125,000	146,603
Invesco Ltd., 4.500%, 12/15/2009	175,000	175,597
Jefferies Group, Inc., 8.500%, 07/15/2019	140,000	148,419
Keycorp, 6.500%, 05/14/2013	200,000	204,898
Lowe's Companies, Inc., 5.600%, 09/15/2012	250,000	276,825
Marriott International, Inc., 5.625%, 02/15/2013	150,000	153,147
Merrill Lynch & Co., 0.969%, 01/15/2015 (a)	200,000	180,285
Merrill Lynch & Co., 5.300%, 09/30/2015	250,000	255,594
Metlife, Inc., 6.817%, 08/15/2018	250,000	278,720
Metlife, Inc., 6.125%, 12/01/2011	122,000	131,187
Morgan Stanley, 5.050%, 01/21/2011	350,000	362,152
Nationwide Life Insurance Co., 0.631%, 05/19/2010 (a)	225,000	221,206

*See accompanying notes which are an integral part of these financial statements.

FCI Funds
FCI Bond Fund
Schedule of Investments - continued
September 30, 2009

	Principal
	Amount	Value
Corporate Bonds - 56.76% - continued
New York Life Insurance Co., 5.250%, 10/16/2012	$ 450,000	$ 482,398
Oracle Corp., 5.000%, 01/15/2011	300,000	313,861
Pfizer, Inc., 5.350%, 03/15/2015	200,000	221,725
Progressive Corp., 6.375%, 01/15/2012	240,000	250,456
Prudential Financial, Inc., 5.150%, 01/15/2013	200,000	206,055
Sempra Energy, 8.900%, 11/15/2013	150,000	175,459
Sempra Energy, 6.500%, 06/01/2016	250,000	276,737
SunTrust Banks, Inc., 6.000%, 09/11/2017	400,000	392,968
Swiss Re Solutions Corp., 7.000%, 02/15/2026	180,000	170,240
Telecom Italia Capital, 6.175%, 06/18/2014	140,000	152,020
Toyota Motor Credit Corp., 5.170%, 01/11/2012	225,000	226,269
Travelers Companies, Inc., 5.375%, 06/15/2012	250,000	264,274
Tyco International Finance S.A., 6.000%, 11/15/2013	105,000	112,698
Tyco International Finance S.A., 8.500%, 01/15/2019	75,000	91,574
Verizon Communications, Inc., 4.900%, 09/15/2015	110,000	116,412
Vodafone Group plc., 7.750%, 02/15/2010	200,000	205,019
Wachovia Corp., 4.375%, 06/01/2010	200,000	204,348
Waddell & Reed Financial, Inc., 5.600%, 01/15/2011	110,000	109,971
Wal-Mart Stores, Inc., 4.550%, 05/01/2013	150,000	162,031
Wells Fargo & Co., 5.250%, 10/23/2012	300,000	320,307

TOTAL CORPORATE BONDS (Cost $14,942,402)		15,885,447

U.S. Government Agency Obligations - 13.38%
Federal Home Loan Mortgage Corp., 5.125%, 07/15/2012	1,085,000	1,191,268
Federal Home Loan Mortgage Corp., 5.500%, 08/20/2012	650,000	721,313
Federal National Mortgage Association, 6.625%, 11/15/2010	975,000	1,040,909
Federal National Mortgage Association, 5.375%, 06/12/2017	700,000	792,050

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $3,580,293)		3,745,540

Asset-Backed Securities - 5.59%
Capital Auto Receivables Asset Trust, 2006-2, 0.303%, 05/15/2011 (a)	66,770	66,722
Capital Auto Receivables Asset Trust, 2007-2, 5.390%, 02/18/2014	210,000	220,693
Chase Insurance Trust, 2005-A7, 4.550%, 03/15/2013	250,000	261,133
Chase Insurance Trust, 2005-A10, 4.650%, 12/17/2012	350,000	363,900
Chase Insurance Trust, 2005-A15, 4.960%, 09/17/2012	300,000	312,006
Chase Insurance Trust, 2007-A1, 0.263%, 03/15/2013 (a)	340,000	338,179

TOTAL ASSET-BACKED SECURITIES (Cost $1,472,363)		1,562,633

Mortgage-Backed Securities - 7.74%
Federal Home Loan Mortgage Corp., Pool # A57160, 5.500%, 02/01/2037	396,379	415,847
Federal National Mortgage Association, Pool # 832648, 5.000%, 09/01/2035	389,611	403,933
Federal National Mortgage Association, Pool # 832949, 5.000%, 09/01/2035	239,167	247,959
Federal National Mortgage Association, Pool # 745133, 5.500%, 11/01/2035	395,601	415,525
Federal National Mortgage Association, Pool # 845549, 5.500%, 01/01/2036	340,261	357,611
Federal National Mortgage Association, Pool # 878104, 5.500%, 04/01/2036	310,957	326,181

TOTAL MORTGAGE-BACKED SECURITIES (Cost $2,030,487)		2,167,056

*See accompanying notes which are an integral part of these financial statements.

FCI Funds
FCI Bond Fund
Schedule of Investments - continued
September 30, 2009

	Principal
	Amount	Value
U.S. Government Securities - 10.10%
U.S. Treasury Bond, 6.250%, 08/15/2023	$ 245,000	$ 307,169
U.S. Treasury Bond, 4.500%, 05/15/2038	125,000	134,551
U.S. Treasury Note, 4.125%, 08/31/2012	325,000	350,619
U.S. Treasury Note, 1.750%, 01/31/2014	350,000	345,735
U.S. Treasury Note, 1.875%, 04/30/2014	275,000	271,820
U.S. Treasury Note, 4.875%, 08/15/2016	560,000	630,263
U.S. Treasury Note, 4.500%, 05/15/2017	125,000	137,236
U.S. Treasury Note, 2.750%, 02/15/2019	680,000	649,135

TOTAL U.S. GOVERNMENT SECURITIES (Cost $2,783,622)		2,826,528

	Shares
Preferred Stocks - 0.09%
Fannie Mae - Series S., 8.250%	16,000	25,760

TOTAL PREFERRED STOCKS (Cost $400,000)		25,760

Exchange-Traded Funds - 4.83%
iShares S&P U.S. Preferred Stock Index Fund	37,250	1,351,058

TOTAL EXCHANGE-TRADED FUNDS (Cost $1,185,762)		1,351,058

Money Market Securities - 0.57%
Fidelity Institutional Government Portfolio - Class I, 0.10% (b)	160,182	160,182

TOTAL MONEY MARKET SECURITIES (Cost $160,182)		160,182

TOTAL INVESTMENTS (Cost $26,555,111) - 99.06%		$ 27,724,204

Other assets less liabilities - 0.94%		262,065

TOTAL NET ASSETS - 100.00%		$ 27,986,269

(a) Variable rate securities; the coupon rate shown represents the rate at September 30, 2009.
(b) Variable rate security; the money market rate shown represents the rate at September 30, 2009.

*See accompanying notes which are an integral part of these financial statements.

FCI Funds
Statements of Assets and Liabilities
September 30, 2009

	FCI Equity Fund	FCI Bond Fund
Assets
Investment in securities:
At cost	$ 11,846,672	$ 26,555,111
At value	$ 12,994,388	$ 27,724,204

Receivable for fund investments sold	684,216	-
Receivable for fund shares sold	10,000	2,000
Dividends receivable	11,739	-
Receivable due from Advisor (a)	2,392	-
Interest receivable	154	280,445
Prepaid expenses	4,971	4,971
Total assets	13,707,860	28,011,620

Liabilities
Payable for fund investments purchased	900,984	-
Payable to Advisor (a)	-	773
Payable to administrator, transfer agent, and fund accountant	6,017	6,107
Payable to custodian	405	821
Payable to trustees and officers	957	1,099
Other accrued expenses	13,389	16,551
Total liabilities	921,752	25,351

Net Assets	$ 12,786,108	$ 27,986,269

Net Assets consist of:
Paid in capital	$ 14,287,719	$ 26,763,693
Accumulated undistributed net investment income (loss)	56,076	2,809
Accumulated net realized gain (loss) from investment transactions	(2,705,403)	50,674
Net unrealized appreciation (depreciation) on investments	1,147,716	1,169,093

Net Assets	$ 12,786,108	$ 27,986,269

Shares outstanding (unlimited number of shares authorized)	1,468,180	2,673,715

Net Asset Value and offering price per share	$ 8.71	$ 10.47

Redemption price per share (b) (Net Asset Value * 99%)	$ 8.62	$ 10.37

(a) See Note 4 in the Notes to the Financial Statements.
(b) The Funds charge a 1% redemption fee on shares redeemed within 60 calendar days of purchase.
Shares are redeemed at the net asset value if held longer than 60 calendar days.

*See accompanying notes which are an integral part of these financial statements.

FCI Funds
Statements of Operations
For the fiscal year ended September 30, 2009

	FCI	FCI
	Equity Fund	Bond Fund
Investment Income
Dividend income (net of foreign withholding tax of $309, Equity Fund)	$ 176,780	$ 27,223
Interest income (net of foreign withholding tax of $931, Bond Fund)	3,109	1,018,965
Total Income	179,889	1,046,188

Expenses
Investment advisor fee (a)	60,025	88,495
Administration expenses	30,250	30,301
Transfer agent expenses	21,964	23,053
Fund accounting expenses	20,000	20,005
Legal expenses	14,194	14,179
Audit expenses	12,000	14,504
Trustee expenses	8,563	8,720
Custodian expenses	8,027	9,019
CCO expense	7,653	7,675
Registration expenses	6,120	7,165
Pricing expenses	4,933	10,153
Insurance expense	1,201	1,199
Miscellaneous expenses	450	450
Report printing expense	168	177
Total Expenses	195,548	235,095
Reimbursed expenses and waived fees (a)	(95,506)	(58,104)
Net operating expenses	100,042	176,991
Net investment income	79,847	869,197

Realized & Unrealized Gain (Loss)
Net realized gain (loss) on investment securities	(2,387,662)	68,280
Change in unrealized appreciation (depreciation)
on investment securities	1,734,042	1,838,403
Net realized and unrealized gain (loss) on investment securities	(653,620)	1,906,683
Net increase (decrease) in net assets resulting from operations	$ (573,773)	$ 2,775,880

(a) See Note 4 in the Notes to the Financial Statements.

*See accompanying notes which are an integral part of these financial statements.

FCI Funds
Statements of Changes In Net Assets

	FCI Equity Fund

	Year ended	Year ended
	September 30, 2009	September 30, 2008
Operations
Net investment income	$ 79,847	$ 55,014
Net realized gain (loss) on investment securities	(2,387,662)	(223,385)
Change in unrealized appreciation (depreciation)
on investment securities	1,734,042	(1,902,364)
Net increase (decrease) in net assets resulting from operations	(573,773)	(2,070,735)

Distributions
From net investment income	(59,869)	(50,902)
From net realized gain	-	(626,749)
Total distributions	(59,869)	(677,651)

Capital Share Transactions
Proceeds from shares sold	6,106,958	3,653,999
Reinvestment of distributions	21,988	242,600
Amount paid for shares redeemed	(2,877,033)	(1,414,469)
Redemption Fees	-	73
Net increase (decrease) in net assets resulting
from share transactions	3,251,913	2,482,203

Total Increase (Decrease) in Net Assets	2,618,271	(266,183)

Net Assets
Beginning of period	10,167,837	10,434,020

End of period	$ 12,786,108	$ 10,167,837

Accumulated undistributed net investment income
included in net assets at end of period	$ 56,076	$ 41,580

Capital Share Transactions
Shares sold	789,369	327,211
Shares issued in reinvestment of distributions	3,004	20,335
Shares redeemed	(361,835)	(127,353)

Net increase (decrease) from capital share transactions	430,538	220,193

*See accompanying notes which are an integral part of these financial statements.

FCI Funds
Statements of Changes In Net Assets

	FCI Bond Fund

	Year ended	Year ended
	September 30, 2009	September 30, 2008
Operations
Net investment income	$ 869,197	$ 687,122
Net realized gain (loss) on investment securities	68,280	87,132
Change in unrealized appreciation (depreciation)
on investment securities	1,838,403	(736,718)
Net increase (decrease) in net assets resulting from operations	2,775,880	37,536

Distributions
From net investment income	(866,388)	(717,909)
From net realized gain	(60,888)	-
Total distributions	(927,276)	(717,909)

Capital Share Transactions
Proceeds from shares sold	18,463,225	3,632,594
Reinvestment of distributions	130,239	120,442
Amount paid for shares redeemed	(8,572,276)	(2,361,649)
Redemption fees	23	62
Net increase (decrease) in net assets resulting
from share transactions	10,021,211	1,391,449

Total Increase in Net Assets	11,869,815	711,076

Net Assets
Beginning of period	16,116,454	15,405,378

End of period	$ 27,986,269	$ 16,116,454

Accumulated undistributed net investment income
included in net assets at end of period	$ 2,809	$ -

Capital Share Transactions
Shares sold	1,830,082	358,256
Shares issued in reinvestment of distributions	12,934	11,963
Shares redeemed	(841,878)	(233,283)

Net increase (decrease) from capital share transactions	1,001,138	136,936

*See accompanying notes which are an integral part of these financial statements.

FCI Funds
Financial Highlights
(For a share outstanding throughout each period)

	FCI Equity Fund

	Year ended	Year ended	Year ended	Period ended
	September 30, 2009	September 30, 2008	September 30, 2007	September 30, 2006 (a)

Selected Per Share Data:
Net asset value, beginning of period	$ 9.80	$ 12.76	$ 10.65	$ 10.00

Income (loss) from investment operations:
Net investment income	0.05	0.05	0.08	0.07
Net realized and unrealized gains (losses)	(1.09)	(2.21)	2.11	0.61
Total income from investment operations	(1.04)	(2.16)	2.19	0.68

Less distributions:
From net investment income	(0.05)	(0.06)	-	-
From net realized gain	-	(0.74)	(0.08)	(0.03)
Total distributions	(0.05)	(0.80)	(0.08)	(0.03)

Paid in capital from redemption fees (b)	-	-	-	-

Net asset value, end of period	$ 8.71	$ 9.80	$ 12.76	$ 10.65

Total Return (c)	-10.47%	-18.02%	20.65%	6.76%	(d)

Ratios and Supplemental Data:
Net assets, end of period (000)	$ 12,786	$ 10,168	$ 10,434	$ 6,730

Ratio of expenses to average net assets	1.00%	1.00%	1.00%	1.00%	(e)
Ratio of expenses to average net assets
before reimbursement	1.95%	1.88%	1.91%	4.07%	(e)
Ratio of net investment income to
average net assets	0.80%	0.52%	0.79%	0.78%	(e)
Ratio of net investment loss to
average net assets before reimbursement	(0.15)%	(0.36)%	(0.12)%	(2.30)%	(e)
Portfolio turnover rate	230.75%	197.30%	131.65%	142.15%

(a) For the period October 5, 2005 (Commencement of Operations) to September 30, 2006.
(b) Redemption fees resulted in less than $0.005 per share in each period.
(c) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(d) Not annualized.
(e) Annualized.

*See accompanying notes which are an integral part of these financial statements.

FCI Funds
Financial Highlights
(For a share outstanding throughout each period)

	FCI Bond Fund

	Year ended	Year ended	Year ended	Period ended
	September 30, 2009	September 30, 2008	September 30, 2007	September 30, 2006 (a)

Selected Per Share Data:
Net asset value, beginning of period	$ 9.64	$ 10.03	$ 9.98	$ 10.00

Income (loss) from investment operations:
Net investment income	0.38	0.42	0.40	0.34
Net realized and unrealized gains (losses)	0.87	(0.37)	0.05	(0.04)
Total income from investment operations	1.25	0.05	0.45	0.30

Less distributions:
From net investment income	(0.38)	(0.44)	(0.40)	(0.32)
From net realized gain	(0.04)	-	-	-
Total distributions	(0.42)	(0.44)	(0.40)	(0.32)

Paid in capital from redemption fees (b)	-	-	-	-

Net asset value, end of period	$ 10.47	$ 9.64	$ 10.03	$ 9.98

Total Return (c)	13.16%	0.37%	4.58%	3.03%	(d)

Ratios and Supplemental Data:
Net assets, end of period (000)	$ 27,986	$ 16,116	$ 15,405	$ 9,622

Ratio of expenses to average net assets	0.80%	0.80%	0.80%	0.80%	(e)
Ratio of expenses to average net assets
before reimbursement	1.06%	1.21%	1.31%	2.23%	(e)
Ratio of net investment income to
average net assets	3.92%	4.15%	4.28%	4.05%	(e)
Ratio of net investment income to
average net assets before reimbursement	3.66%	3.74%	3.77%	2.62%	(e)
Portfolio turnover rate	61.35%	25.99%	34.10%	49.40%

(a) For the period October 4, 2005 (Commencement of Operations) to September 30, 2006.
(b) Redemption fees resulted in less than $0.005 per share in each period.
(c) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(d) Not annualized.
(e) Annualized.

*See accompanying notes which are an integral part of these financial statements.

FCI Funds

Notes to the Financial Statements

September 30, 2009

NOTE 1. ORGANIZATION

The FCI Equity Fund (“Equity Fund”) and the FCI Bond Fund (“Bond Fund”) (collectively, the “Funds”) were organized as diversified series of Unified Series Trust (the “Trust”) on June 13, 2005. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 17, 2002 (the “Trust Agreement”). The Trust Agreement permits the Board of Trustees of the Trust (“the Board”) to issue an unlimited number of shares of beneficial interest of separate series. Each Fund is one of a series of funds currently authorized by the Trustees. The Equity Fund commenced operations on October 5, 2005 and the Bond Fund commenced operations on October 4, 2005. The investment advisor to the Funds is Financial Counselors, Inc. (the “Advisor”). The Equity Fund seeks to provide long-term capital appreciation. The Bond Fund seeks to provide total return.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

Securities Valuation – All investments in securities are recorded at their estimated fair value as described in Note 3.

Federal Income Taxes – The Funds make no provision for federal income tax. The Funds intend to qualify each year as “regulated investment companies” under subchapter M of the Internal Revenue Code of 1986, as amended, by distributing substantially all of their taxable income. If the required amount of net investment income is not distributed, the Funds could incur a tax expense.

As of and during the fiscal year ended September 30, 2009, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the Funds did not incur any interest or penalties. The Funds are not subject to examination by U.S. federal tax authorities for tax years prior to 2006.

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or another appropriate basis (as determined by the Board).

Security Transactions and Related Income - The Funds follow industry practice and record security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statement and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized over the lives of the respective securities using the effective interest method. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

Dividends and Distributions - Each Fund intends to distribute substantially all of its net investment income, if any, as dividends to its shareholders on at least an annual basis for the Equity Fund and a quarterly basis for the Bond Fund. Each Fund intends to distribute its net realized long term capital gains and its net realized short term capital gains, if any, at least once a year. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature; they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations, or net asset values per share of the Fund. For the fiscal year ended September 30, 2009, the Equity Fund reclassified $5,622 from accumulated undistributed net investment income to accumulated net realized loss from investments.

FCI Funds

Notes to the Financial Statements - continued

September 30, 2009

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES - continued

Subsequent events - In accordance with accounting principles generally accepted in the United States of America (“GAAP”), management has evaluated subsequent events through November 30, 2009, the date the financial statements were issued and determined there were no material subsequent events. See Note 10 regarding the approval of a new president of the Trust.

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

Fair value is defined as the price that a Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Funds’ investments. These inputs are summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical securities
•

Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining fair value of investments based on the best information available)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Equity securities, including common stocks, exchanged-traded funds and preferred stocks, are generally valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices more accurately reflect the fair value of such securities. Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price. When using the market quotations or close prices provided by the pricing service and when the market is considered active, the security will be classified as a Level 1 security. Sometimes, an equity security owned by the Funds will

FCI Funds

Notes to the Financial Statements - continued

September 30, 2009

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS - continued

be valued by the pricing service with factors other than market quotations or when the market is considered inactive. When this happens, the security will be classified as a Level 2 security. When market quotations are not readily available, when the Advisor determines that the market quotation or the price provided by the pricing service does not accurately reflect the current fair value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review by the Board. These securities will be categorized as Level 3 securities.

Investments in mutual funds, including money market mutual funds, are generally priced at the ending net asset value (NAV) provided by the service agent of the funds. These securities will be categorized as Level 1 securities.

Fixed income securities, such as corporate bonds, asset-backed securities, U.S. government securities, U.S. government agency securities and mortgage-backed securities, when valued using market quotations in an active market, will be categorized as Level 1 securities. However, they may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices more accurately reflect the fair value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. These securities will generally be categorized as Level 2 securities. If the Advisor decides that a price provided by the pricing service does not accurately reflect the fair value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board. These securities will be categorized as Level 3 securities. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific country or region.

Short-term investments in fixed income securities, with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value. These securities will be classified as Level 2 securities.

In accordance with the Trust’s good faith pricing guidelines, the Advisor is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Advisor would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Good faith pricing is permitted if, in the Advisor’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before a Fund’s NAV calculation that may affect a security’s value, or the Advisor is aware of any other data that calls into question the reliability of market quotations. Good faith pricing may also be used in instances when the bonds the Funds invest in may default or otherwise cease to have market quotations readily available.

FCI Funds

Notes to the Financial Statements - continued

September 30, 2009

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS - continued

The following is a summary of the inputs used at September 30, 2009 in valuing the Equity Fund’s assets carried at fair value:

* Refer to Schedule of Investments for industry classifications.

The following is a summary of the inputs used at September 30, 2009 in valuing the Bond Fund’s assets carried at fair value:

The Funds did not hold any investments at any time during the reporting period in which significant unobservable inputs were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period. The Funds did not hold any derivative instruments during the reporting period.

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the management agreements, (each, an “Agreement”), the Advisor manages the Funds’ investments subject to approval of the Board. As compensation for its management services, the Funds are obligated respectively to pay the Advisor a fee computed and accrued daily and paid monthly at an annual rate of 0.60% of the Equity Fund’s average daily net assets and 0.40% of the Bond Fund’s average daily net assets. For the fiscal

FCI Funds

Notes to the Financial Statements - continued

September 30, 2009

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - continued

year ended September 30, 2009, the Advisor earned fees of $60,025 from the Equity Fund and $88,495 from the Bond Fund before waiving a portion of those fees, as described below.

The Advisor has contractually agreed to waive its management fee and/or reimburse expenses so that total annual Fund operating expenses, excluding brokerage fees and commissions, any 12b-1 fees, borrowing costs (such as interest and dividend expenses on securities sold short), taxes, extraordinary expenses, and any indirect expenses (such as fees and expenses of other investment companies acquired by the Funds) do not exceed 1.00% of the Equity Fund’s average daily net assets and 0.80% of the Bond Fund’s average daily net assets through January 31, 2010.

For the fiscal year ended September 30, 2009, the Advisor waived fees and reimbursed expenses of $95,506 for the Equity Fund and $58,104 for the Bond Fund. At September 30, 2009, the Advisor owed $2,392 to the Equity Fund and was owed $773 by the Bond Fund. Each waiver or reimbursement by the Advisor with respect to a Fund is subject to repayment by that Fund within the three fiscal years following the fiscal year in which that particular waiver or reimbursement occurred, provided that the Fund is able to make the repayment without exceeding its expense limitation described above. The amounts subject to repayment by the Funds, pursuant to the aforementioned conditions, at September 30, 2009, were as follows:

The Trust retains Unified Fund Services, Inc. (“Unified”) to manage the Funds’ business affairs and to provide the Funds with administrative services, including all regulatory reporting and necessary office equipment and personnel. For the fiscal year ended September 30, 2009, Unified earned fees of $30,250 and $30,301 for administrative services provided to the Equity Fund and the Bond Fund, respectively. At September 30, 2009, Unified was owed $2,250 and $2,302 from the Equity Fund and the Bond Fund, respectively, for administrative services. Certain officers of the Trust are members of management and/or employees of Unified. Unified operates as a wholly-owned subsidiary of Huntington Bancshares, Inc., the parent company of the Distributor and Huntington National Bank, the custodian of the Funds’ investments (the “Custodian”). For the fiscal year ended September 30, 2009, the Custodian earned fees of $8,027 and $9,019 from the Equity Fund and the Bond Fund, respectively, for custody services provided to the Funds. At September 30, 2009, the Custodian was owed $405 by the Equity Fund and $821 by the Bond Fund for custody services.

The Trust retains Unified to act as each Fund’s transfer agent and to provide fund accounting services. For the fiscal year ended September 30, 2009, Unified earned fees of $10,006 for transfer agent services and $11,958 in reimbursement for out-of-pocket expenses incurred in providing transfer agent services for the Equity Fund. For the fiscal year September 30, 2009, Unified earned fees of $10,846 for transfer agent services and $12,207 in reimbursement for out-of-pocket expenses in providing transfer agent services for the Bond Fund. At September 30, 2009, the Equity Fund owed Unified $834 for transfer agent services and $1,266 for reimbursement of out-of-pocket

FCI Funds

Notes to the Financial Statements - continued

September 30, 2009

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - continued

expenses. At September 30, 2009, the Bond Fund owed Unified $1,253 for transfer agent services and $879 for reimbursement of out-of-pocket expenses. For the fiscal year ended September 30, 2009, Unified earned fees of $20,000 and $20,005 from the Equity Fund and the Bond Fund, respectively, for fund accounting services. At September 30, 2009, Unified was owed $1,667 and $1,673 from the Equity Fund and the Bond Fund, respectively, for fund accounting services.

Unified Financial Securities, Inc. (the “Distributor”) acts as the principal distributor of the Funds. There were no payments made by the Funds to the Distributor during the fiscal year ended September 30, 2009. The Distributor, Unified and the Custodian are controlled by Huntington Bancshares, Inc. A Trustee of the Trust is a member of management of Huntington National Bank, a subsidiary of Huntington Bancshares, Inc. (the parent of the Distributor) and an officer of the Trust is an officer of the Distributor and such persons may be deemed to be affiliates of the Distributor.

NOTE 5. INVESTMENTS

For the fiscal year ended September 30, 2009, purchases and sales of investment securities, other than short-term investments and short-term U.S. government obligations, were as follows:

As of September 30, 2009, the net unrealized depreciation of investments for tax purposes was as follows:

At September 30, 2009, the aggregate cost of securities for federal income tax purposes was $13,390,271 for the Equity Fund and $26,564,849 for the Bond Fund.

NOTE 6. ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

FCI Funds

Notes to the Financial Statements - continued

September 30, 2009

NOTE 7. BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of 25% or more of the voting securities of a fund creates a presumption of control of a fund, under Section 2(a) (9) of the Investment Company Act of 1940. At September 30, 2009, Midwest Trust Company, an affiliate of the Advisor, for the benefit of its customers, owned 93.08% of the Equity Fund and 88.29% of the Bond Fund. As a result, Midwest Trust Company may be deemed to control each Fund.

NOTE 8. DISTRIBUTIONS TO SHAREHOLDERS

Equity Fund:

On December 15, 2008, the Equity Fund paid an income distribution of $0.0540 per share to shareholders of record on December 12, 2008.

The tax characterization of distributions for the fiscal years ended September 30, 2009 and September 30, 2008 was as follows:

Bond Fund:

For the fiscal year ended September 30, 2009, the Bond Fund paid quarterly income distributions totaling $0.3785 per share to shareholders.

On December 15, 2008, the Bond Fund paid a short-term capital gain distribution of $0.0078 per share and a long-term capital gain distribution of $0.0287 per share to shareholders on December 12, 2008.

The tax characterization of distributions for the fiscal years ended September 30, 2009 and September 30, 2008 was as follows:

FCI Funds

Notes to the Financial Statements - continued

September 30, 2009

NOTE 8. DISTRIBUTIONS TO SHAREHOLDERS - continued

At September 30, 2009, the components of distributable earnings on a tax basis were as follows:

At September 30, 2009, the difference between book and tax basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and post-October losses. The Equity Fund deferred wash sales in the amount of $166,411 and elected to defer post-October losses of $1,377,188. The Bond Fund deferred wash sales in the amount of $9,738.

NOTE 9. CAPITAL LOSS CARRYFORWARD

At September 30, 2009, the Equity Fund had available for federal tax purposes unused capital loss carryforwards of $1,167,223, which are available to offset future realized gains. To the extent that these carryforwards are used to offset future gains, it is probable that the amount offset will not be distributed to shareholders. The carryforward expires as follows:

NOTE 10. SUBSEQUENT EVENT

At a meeting of the Board on November 9, 2009, Melissa K. Gallagher was approved as the new president of the Trust. Anthony J. Ghoston, had served as president from July 2004 to November 2009.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To The Shareholders and Board of Trustees

FCI Funds

(Unified Series Trust)

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the FCI Funds (the “Funds”), comprising the FCI Equity Fund and FCI Bond Fund, each a series of the Unified Series Trust, as of September 30, 2009, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the four periods in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2009 by correspondence with the custodian and broker or by other appropriate auditing procedures where a reply from the broker was not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds constituting the FCI Funds, as of September 30, 2009, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the four periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.

Westlake, Ohio

November 30, 2009

TRUSTEES AND OFFICERS

The Board of Trustees supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires or is removed.

The following tables provide information regarding the Trustees and Officers.

Independent Trustees

Name, Address*, (Age), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Gary E. Hippenstiel (Age - 61) Independent Trustee, December 2002 to present

President and founder of Hippenstiel Investment Counsel LLC, a registered investment advisor, since November 2008; Director, Vice President and Chief Investment Officer of Legacy Trust Company, N.A. from September 1991to September 2008; Chairman of the investment committee for W.H. Donner Foundation and Donner Canadian Foundation since June 2005; Trustee of AmeriPrime Advisors Trust from July 2002 to September 2005; Trustee of Access Variable Insurance Trust from April 2003 to August 2005; Trustee of AmeriPrime Funds from September 1995 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Stephen A. Little (Age - 63) Chairman, December 2004 to present; Independent Trustee, December 2002 to present

President and founder of The Rose, Inc., a registered investment advisor, since April 1993; Trustee of AmeriPrime Advisors Trust from November 2002 to September 2005; Trustee of AmeriPrime Funds from December 2002 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Daniel J. Condon (Age - 58) Independent Trustee, December 2002 to present

President of International Crankshaft Inc., an automotive equipment manufacturing company, since 2004 ; Director, International Crankshaft, Inc. since January 2004; Trustee of AmeriPrime Advisors Trust from November 2002 to September 2005; Trustee of AmeriPrime Funds from December 2002 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Ronald C. Tritschler (Age - 57) Independent Trustee, January 2007 to present; Interested Trustee, December 2002 to December 2006

Chief Executive Officer, Director and Legal Counsel of The Webb Companies, a national real estate company, since 2001; Director of First State Financial since 1998; Director, Vice President and Legal Counsel of The Traxx Companies, an owner and operator of convenience stores, since 1989; Trustee of AmeriPrime Advisors Trust from November 2002 to September 2005; Trustee of AmeriPrime Funds from December 2002 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Kenneth G.Y. Grant (Age – 60) Independent Trustee, May 2008 to present

Senior Vice President of Global Trust Company since 2008; Senior Vice President of Advisors Charitable Gift Fund since May 2005; Senior Vice President and Chief Officer, Corporate Development, of Northeast Retirement Services, Inc. since February 2003; Senior Vice President of Savings Banks Employees Retirement Association since February 2003; Treasurer (since January 2004) and past Chair, Board of Directors of Massachusetts Council of Churches; Member, Presbytery of Boston, Presbyterian Church (U.S.A.) since June 1975.

Interested Trustees & Officers

Name, Address*, (Age), Position with Trust,** Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Nancy V. Kelly (Age - 53)*** Trustee, November 2007 to present

Executive Vice President of Huntington National Bank, the Trust’s custodian, since December 2001; Director, Wedgewood Golf & Country Club since October, 2008; Director, Greenlawn Cemetery since October, 2007; Director, Directions for Youth and Families, a social service agency, since August 2006.

Anthony J. Ghoston(Age - 50) President, July 2004 to present

President of Unified Fund Services, Inc., the Trust’s administrator, since June 2005; Executive Vice President from June 2004 to June 2005; Senior Vice President from April 2003 to June 2004; Chief Executive Officer of The Huntington Funds since April 2009; Chief Executive Officer and Interested Trustee of the Valued Advisers Trust since August 2008; President of AmeriPrime Advisors Trust from July 2004 to September 2005; President of AmeriPrime Funds from July 2004 to July 2005; President of CCMI Funds from July 2004 to March 2005; Senior Vice President and Chief Information Officer of Unified Financial Services, Inc., the parent company of the Trust’s administrator and distributor, from October 1997 to November 2004.

John C. Swhear (Age - 47) Senior Vice President, May 2007 to present

Vice President of Legal Administration and Compliance for Unified Fund Services, Inc., the Trust’s administrator, since April 2007; Chief Compliance Officer of the Valued Advisers Trust since August 2008; Chief Compliance Officer of Unified Financial Securities, Inc., the Trust’s distributor, since May 2007; Employed in various positions with American United Life Insurance Company from June 1983 to April 2007, including: Associate General Counsel, April 2007; Investment Adviser Chief Compliance Officer, June 2004 to April 2007; Assistant Secretary to the Board of Directors, December 2002 to April 2007 and Chief Compliance Officer of OneAmerica Funds, Inc., June 2004 to April 2007; Chief Counsel, OneAmerica Securities Inc., February 2007 to April 2007; Secretary, OneAmerica Securities, Inc., December 2002 to April 2007.

Christopher E. Kashmerick (Age - 34) Treasurer and Chief Financial Officer, November 2008 to present

Vice President of Fund Accounting, Financial and Tax Reporting for Unified Fund Services, Inc., the Trust's Administrator, since April 2008; Assistant Vice President, Compliance Officer and Compliance Administrator for U.S. Bancorp Fund Services, LLC, a mutual fund servicing company, from February 2005 to April 2008; Employed in various positions with UMB Fund Services, a mutual fund servicing company including: Senior Accounting Analyst, Accounting Analyst and Fund Balancing Supervisor, from May 2000 through February 2005.

William J. Murphy (Age - 46) Assistant Treasurer, February 2008 to present	Manager of Financial Reporting for Unified Fund Services, Inc., since October 2007; Employed in various positions with American United Life Insurance Company from March 1987 to October 2007.
Lynn E. Wood (Age - 62) Chief Compliance Officer, October 2004 to present

Chief Compliance Officer of AmeriPrime Advisors Trust from October 2004 to September 2005; Chief Compliance Officer of AmeriPrime Funds from October 2004 to July 2005; Chief Compliance Officer of CCMI Funds from October 2004 to March 2005; Chairman and Chief Compliance Officer of Unified Financial Securities, Inc., the Trust’s distributor, from September 2000 to December 2004; Director of Compliance of Unified Fund Services, Inc., the Trust’s administrator, from October 2003 to September 2004; Chief Compliance Officer of Unified Financial Services, Inc., the parent company of the Trust’s administrator and distributor, from September 2000toOctober 2004.

Heather Bonds (Age - 33) Secretary, July 2005 to present; Assistant Secretary, September 2004 to June 2005

Employed by Unified Fund Services, Inc., the Trust’s administrator, since January 2004 and from December 1999 to January 2002, currently Manager, Board Relations and Legal Administration, since March 2008; Secretary of the Valued Advisers Trust since August 2008; Assistant Secretary of Dean Family of Funds August 2004 to March 2007; Secretary of AmeriPrime Advisors Trust from July 2005 to September 2005; Assistant Secretary of AmeriPrime Funds from September 2004 to July 2005; Assistant Secretary of CCMI Funds from September 2004 to March 2005; Regional Administrative Assistant of The Standard Register Company from February 2003 to January 2004.

Tara Pierson (Age - 34) Assistant Secretary, November 2008 to present	Employed by Unified Fund Services, Inc., the Trust’s Administrator, since February, 2000; Assistant Secretary of Dividend Growth Trust from March 2006 to present.
*	The address for each officer is 2960 North Meridian Street, Suite 300, Indianapolis, IN 46208.

** The Trust currently consists of 27 series.

*** Ms. Kelly is deemed an interested trustee because she is an officer of an entity that is under common control with Unified Financial Securities, Inc., the Distributor, as of September 30, 2009.

OTHER INFORMATION

The Funds’ Statement of Additional Information (“SAI”) includes additional information about the trustees and is available without charge, upon request. You may call toll-free at (877) 627-8504 to request a copy of the SAI or to make shareholder inquiries.

                MANAGEMENT AGREEMENT RENEWAL (Unaudited)

The continuation of the Funds’ Management Agreements (“Agreements”) between the Trust and Financial Counselors, Inc. (“FCI” or the “Advisor”) was considered by the Board of Trustees, including a majority of the Trustees who are not interested persons of the Trust or interested parties to the Management Agreements (collectively, the “Independent Trustees” and each an “Independent Trustee”) at an in-person meeting held on May 4, 2009. The Chairman of the Board advised that on May 4, 2009, the Advisor Contract Renewal Committee (the “Committee”) of the Board convened via teleconference to consider whether to recommend that the full board renew the Agreements.

The Chairman of the Board noted that all participants acknowledged receiving and reviewing the 15(c) materials compiled by the Administrator and provided in advance of the meeting. He also noted that no changes had been proposed to the Funds’ Management Agreements or expense cap side letters, except to extend the term of the side letters for one year. The Chairman of the Board indicated that the materials specifically provided to the Committee included the following information: (i) executed copies of the Fund’s Management Agreement and current expense cap side letter, (ii) a letter sent by Administrator on behalf of the Board of Trustees to the Advisor requesting information the Trustees likely would consider in renewing the management agreement as required under Section 15(c) of the Investment Company Act of 1940; and the Advisor’s response to such letter, containing among other information, a description of the Advisor’s services to the Fund, its profitability from managing the Fund and any changes in personnel providing services to the Fund and ideas for future growth for the Fund, (iii) a certification from the Trust’s CCO that the Advisor has adopted a compliance program that is reasonably designed to prevent violation of federal securities laws by the Fund, (iv) the Advisor’s Form ADV Parts I and II and accompanying schedules, (v) the Advisor’s most current balance sheet and income statement, (vi) reports provided by the Administrator regarding the Fund’s performance for the past three month and one-year periods and comparisons of the same to the Fund’s benchmark and peer group for the same periods, and (vii) reports provided by the Administrator comparing the Fund’s advisory fee and total expense ratio (after fee waivers and reimbursements) to the Fund’s peer group as determined by the Administrator.

During the in-person Board meeting, the Committee noted they had received and evaluated such information as they deemed necessary to make their decision. They also noted they had taken into account a number of factors they believed, in light of the legal advice provided by legal counsel to the Trust and legal counsel to the independent trustees, and their own business judgment, to be relevant. They noted that this included information regarding the Advisor that had been provided to the Board throughout the year at regular meetings of the Board, as well as information that was specifically furnished to the Committee in connection with its review of the Funds’ Management Agreements. As a result, the Committee summarized its review as follows:

The Nature, Extent and Quality of Services – The Committee noted that the Advisor manages approximately $2.8 billion in assets, of which the FCI Equity Fund represented approximately $9 million and the FCI Bond Fund represented approximately $21.4 million, as of March 31, 2009. The Committee reviewed the responses from the Advisor as to the resources provided to the Funds, and considered the adequacy of such resources in light of the expected growth in the levels of the Funds’ assets, and whether the resources are sufficient to sustain performance, compliance and other needs. The Committee determined that the Advisor’s resources appear adequate; and specifically noted that the Advisor provides the support of various administrative and professional staff, including two portfolio managers for each Fund, an analyst, two traders, and the Advisor’s chief compliance officer. The Committee noted that the Advisor was not proposing any changes to the level of advisory services provided to the Fund. The Committee sought assurances from the Advisor that trades were being allocated fairly among the FCI Funds, its wrap accounts and two other funds which share a similar strategy to the Bond Fund, the AFBA Total Return Bond Fund, for which FCI acts as subadviser, and the AFBA Balanced Fund, for which FCI acts as subadviser to the fixed income portion of the fund, given the potential for conflicts of interest in managing the Funds and other accounts side-by-side. The Advisor reported the Bond Fund was outperforming the AFBA Total Return Bond Fund. The Committee reviewed performance for the Equity Fund and, after accounting for advisory fees and the expenses, noted it had somewhat underperformed FCI’s Core Equity composite, which the Advisor reported resulted from a greater cash position in the Composite.

MANAGEMENT AGREEMENT RENEWAL (Unaudited) - continued

The Committee noted that various compliance reports had been provided by the Advisor and the Trust’s CCO to the Board throughout the year and, that based on such reports, the Fund’s investment policies and restrictions had been consistently complied with during the last year. The Committee also specifically noted the Bond Fund’s portfolio securities did not include any Level III fair valued or illiquid securities. The Committee further noted that the Trust’s CCO had reviewed the Advisor’s compliance policies and procedures and determined that they appeared reasonably designed to prevent violation of federal securities laws.

Fund Performance – The Committee discussed each Fund’s performance and reviewed other materials provided by the Advisor and the Administrator with respect to such performance. The Committee noted the Administrator reported that although the performance of the Bond Fund was slightly below that of its peer group average on a year-to-date basis, the Bond Fund had the highest return of its peer group for the one- and three-year periods ended March 31, 2009. The Committee further noted that although the Bond Fund had underperformed its benchmark for the one- and three-year periods ended March 31, 2009, for the year to date, performance had recently improved relative to the benchmark. The Committee noted the Administrator reported for the three month and one- and three-year periods ended March 31, 2009, the Equity Fund had outperformed its benchmark, the S&P 500 Index. The Committee further noted that although the Equity Fund’s performance was below that of its peer group average for the first quarter of 2009, it was higher than peer group average for the one- and three-year periods ending March 31, 2009. The Committee also noted that both of the Funds had received a four star rating from Morningstar.

Fee Rates and Profitability – The Committee noted that the Advisor would agree to continue capping certain operating expenses of the Bond Fund at 0.80% and of the Equity Fund at 1.00%, at least through January 31, 2010. The Committee noted that, in addition to the advisory fees of each Fund being lower than its respective peer group average, each Fund’s net expense ratio (after fee waivers and reimbursements) also was lower than its peer group average.

The Committee noted that certain subadvisory and wrap accounts paid a lower advisory fee than the Funds. The Committee questioned the Advisor, who explained that that Advisor’s compliance and portfolio management responsibilities with respect to the Funds were more extensive than those with respect to its subadvisory relationships. The Advisor also pointed out that the wrap accounts were less labor-intensive than the Funds as such accounts did not require client or compliance reporting and used a model portfolio. The Committee noted that the Advisor reported it had waived, with respect to the Funds, a significant amount of advisory fees and also had reimbursed expenses of the Funds. The Advisor confirmed that it had waived that portion of advisory fees due from separately managed clients who had invested in the Funds.

The Committee reviewed the financial statements of the Advisor’s parent company, MTC Holding Corporation, and noted that the Funds’ assets did not constitute a significant portion of the Advisor’s total assets under management. The Committee also pointed out that revenues had increased from 2007 to 2008, which gave them confidence in the firm’s stability. The Advisor stated that with respect to its separate account business, although cash flow and profits were down the past year, the Advisor’s business was stable with positive earnings and significant new business over the past year. The Committee considered the Advisor’s report that it was not realizing a profit as a result of managing the Funds, due to its obligation to cap the Funds’ expenses.

Finally, the Committee noted the Advisor had reported that it had entered into soft dollar arrangements with respect to its equity accounts, including the Equity Fund. The Committee considered the Advisor’s report that average commission rates of the Equity Fund and the Advisor’s private clients were the same and the percentage of commissions paid to brokers with whom the Advisor has a soft dollar arrangement was lower for the Fund than other advisory clients. The Committee encouraged the Advisor to seek average per share commission of lower than $0.05 to the extent possible.

Economies of Scale – In determining the reasonableness of the advisory fees, the Committee also considered whether economies of scale will be realized as the Funds grow larger, and the extent to which this is reflected in the advisory fees. The Committee noted the Advisor has been working closely with Unified to evaluate options for asset growth, such as through growth of affiliates, and that the Advisor has reported positive flows into the Equity

MANAGEMENT AGREEMENT RENEWAL (Unaudited) - continued

Fund. The Committee noted it did not appear the Advisor has begun to realize any significant economies of scale from managing the Funds.

The Committee reviewed the foregoing with the Board, indicating that its members had determined that each FCI Fund’s advisory fee (after fee waivers and reimbursements by the Advisor) was reasonable, and that its members unanimously were recommending that the Board renew each Fund’s Management Agreement. After reviewing and discussing the materials and the Committee’s recommendation, the Board, including all of the Independent Trustees who are not “interested” persons of the Trust or of the Advisor to the FCI Funds, within the meaning of the 1940 Act, unanimously determined that each FCI Fund’s Management Agreement was reasonable and should be continued for an additional year.

PROXY VOTING

A description of the policies and procedures that each Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how each Fund voted those proxies during the most recent twelve month period ended June 30 is available without charge upon request by (1) calling the Funds at (877) 627-8504 and (2) from Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

TRUSTEES

Stephen A. Little, Chairman

Gary E. Hippenstiel

Daniel J. Condon

Ronald C. Tritschler

Kenneth G.Y. Grant

Nancy V. Kelly

OFFICERS

Anthony J. Ghoston, President

John C. Swhear, Senior Vice-President

Christopher E. Kashmerick, Treasurer and Chief Financial Officer

William J. Murphy, Assistant Treasurer

Lynn E. Wood, Chief Compliance Officer

Heather A. Bonds, Assistant Secretary

Tara Pierson, Assistant Secretary

INVESTMENT ADVISOR

Financial Counselors, Inc.

442 West 47th Street

Kansas City, MO 64112

DISTRIBUTOR

Unified Financial Securities, Inc.

2960 North Meridian Street, Suite 300

Indianapolis, IN 46208

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen Fund Audit Services Ltd.

800 Westpoint Parkway, Suite 1100

Westlake, OH 44145

LEGAL COUNSEL

Thompson Coburn LLP

One US Bank Plaza

St. Louis, MO 63101

LEGAL COUNSEL TO THE INDEPENDENT TRUSTEES

Thompson Hine LLP

312 Walnut St., 14th Floor

Cincinnati, OH 45202

CUSTODIAN

Huntington National Bank

41 South Street

Columbus, OH 43125

ADMINISTRATOR, TRANSFER AGENT AND FUND ACCOUNTANT

Unified Fund Services, Inc.

2960 North Meridian Street, Suite 300

Indianapolis, IN 46208

This report is intended only for the information of shareholders or those who have received the Funds’ prospectus which contains information about each Funds’ management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Unified Financial Securities, Inc.

Member FINRA/SIPC

IRON STRATEGIC INCOME FUND

Annual Report

September 30, 2009

Fund Advisor:

IRON Financial, LLC

www.ironfunds.com

The Institutional Class Shares of the Iron Strategic Income Fund (the Fund) slightly outperformed its benchmark, the Merrill Lynch High Yield Master II Index (the Index), over the past 12 months. The Investor Class Shares, which launched on February 2, 2009, underperformed the Index for the period since inception through September 30, 2009. Since the Fund’s inception in October of 2006, the Institutional Class Shares have outperformed the Fund’s benchmark while maintaining a lower monthly standard deviation.

The 4th quarter of 2008 turned out to be the worst on record for the high yield market, with the Index falling 17.63%. This was in no small part due to October’s return of negative 16.3%, the single worst month ever recorded for the Index. It was not until mid December 2008 that the market was able to find a bottom. From there, the Index exhibited one of the strongest rallies ever, with 2009 holding the records for best month (+11%), quarter (+23%) and year-to-date (+49%) returns through September 2009. For the 12 months ended September 2009, the Index’s spread to treasuries ended at 789 basis points, levels not seen since July 2008. All statistical claims regarding the Index are taken since the inception of the Index in 1986.

The market has experienced extreme movements over the last fiscal year. Regardless of the duration or severity of market movements, the single main contributor to the Fund’s performance is our focus on the Fund’s objective; to maximize total return by strategically adjusting the portfolio’s exposure to the high yield market. The Investor Class shares did not launch until February 2, 2009. From this point until the end of the fiscal year, the Fund, having varied exposure levels to the high yield market, was unable to outperform the Index which maintained strong performance for 2009. It was the Fund’s reduced exposure to the high yield market during the 4th quarter of 2008 that ultimately enabled the Institutional Class Shares to outperform its benchmark for the fiscal year ended September 30, 2009.

Thank you for your business.

We appreciate the opportunity to serve your investment needs.

Aaron Izenstark	Daniel Sternberg
Portfolio Manager	Portfolio Manager

IRON Financial Management

The Fund invests in high yield securities and unrated securities of similar credit quality (commonly known as junk bonds ), as well as derivatives of such securities, and therefore is likely to be subject to greater levels of interest rate, credit and liquidity risk than funds that do not invest in such securities. These securities are considered predominately speculative with respect to the issuers continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce the Fund’s ability to sell these securities (liquidity risk). If the issuer of a security is in default with respect to interest or principal payments, the Fund may lose its entire investment.

Performance Results - (Unaudited)

The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. THE FUND’S RETURNS REPRESENT PAST PERFORMANCE AND DO NOT PREDICT FUTURE RESULTS. The returns shown are net of all recurring expenses. Current performance of the Fund may be lower or higher than the performance quoted. For more information on the Fund, and to obtain performance data current to the most recent month end, or to request a prospectus, please call 1-877-322-0575.

You should carefully consider the investment objectives, potential risk, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.  * Return figures reflect any change in price per share and assume the reinvestment of all distributions.

** The Merrill Lynch High Yield Master II Index is an unmanaged index that assumes reinvestment of all distributions and excludes the effect of taxes and fees. The Index is a widely recognized unmanaged index of high yield bonds. Individuals cannot invest directly in the Index; however, an individual can invest in ETFs or other investment vehicles that attempt to track the performance of a benchmark index.

The Fund is distributed by Unified Financial Securities, Inc., member FINRA.

This graph shows the value of a hypothetical initial investment of $10,000 in the Institutional Class of the Fund and the Merrill Lynch High Yield Master II Index on October 11, 2006 (inception of the share class) and held through September 30, 2009. The Merrill Lynch High Yield Master II Index is a widely recognized unmanaged index of high yield bonds. Individuals cannot invest directly in the index; however, an individual can invest in ETFs or other investment vehicles that attempt to track the performance of a benchmark index. The Index returns do not reflect expenses, which have been deducted from the Fund’s return. These performance figures include the change in value of the securities in the index plus the reinvestment of distributions and are not annualized. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT PREDICT FUTURE RESULTS. Investment returns and principal values will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original purchase price. Current performance may be lower or higher than the performance data quoted.

For more information on the Iron Strategic Income Fund, and to obtain performance data current to the most recent month end, or to request a prospectus, please call 1-877-322-0575. You should carefully consider the investment objectives, potential risk, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains important information about the Fund’s investment objectives, potential risks, management fees, charges and expenses, and other information and should be read carefully before investing.

The Fund is distributed by Unified Financial Securities, Inc., member FINRA.

This graph shows the value of a hypothetical initial investment of $10,000 in the Investor Class of the Fund and the Merrill Lynch High Yield Master II Index on February 2, 2009 (inception of the share class) and held through September 30, 2009. The Merrill Lynch High Yield Master II Index is a widely recognized unmanaged index of high yield bonds. Individuals cannot invest directly in the index; however, an individual can invest in ETFs or other investment vehicles that attempt to track the performance of a benchmark index. The Index returns do not reflect expenses, which have been deducted from the Fund’s return. These performance figures include the change in value of the securities in the index plus the reinvestment of distributions and are not annualized. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT PREDICT FUTURE RESULTS. Investment returns and principal values will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original purchase price. Current performance may be lower or higher than the performance data quoted.

For more information on the Iron Strategic Income Fund, and to obtain performance data current to the most recent month end, or to request a prospectus, please call 1-877-322-0575. You should carefully consider the investment objectives, potential risk, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains important information about the Fund’s investment objectives, potential risks, management fees, charges and expenses, and other information and should be read carefully before investing.

The Fund is distributed by Unified Financial Securities, Inc., member FINRA.

Fund Holdings – (Unaudited)

1 As a percent of net assets.

The Iron Strategic Income Fund seeks to maximize total return through strategic allocation and re-allocation of the Fund’s assets among high yield fixed income securities, cash and fixed income derivatives.

Availability of Portfolio Schedules

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available at the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Public Reference Room in Washington DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

About Your Fund’s Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including short-term redemption fees; and (2) management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at April 1, 2009 and held through September 30, 2009.

Actual Expenses

The first line of each table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes - (Unaudited)
The second line of each table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant only to highlight your ongoing costs and do not reflect any transactional costs, such as short-term redemption fees.  Therefore, the second line is useful in comparing ongoing costs only and will not help you determine the relative costs of owning different funds.  In addition, if these transactions costs were included, your costs would have been higher.

Iron Strategic Income Fund	Beginning Account	Ending Account	Expense Paid During Period
Institutional Class	Value	Value	April 1, 2009 -
	April 1, 2009	September 30, 2009	September 30, 2009
Actual*	$1,000.00	$1,239.43	$7.05
Hypothetical**	$1,000.00	$1,018.77	$6.36

Iron Strategic Income Fund	Beginning Account	Ending Account	Expense Paid During Period
Investor Class	Value	Value	April 1, 2009 -
	April 1, 2009	September 30, 2009	September 30, 2009
Actual***	$1,000.00	$1,243.80	$9.18
Hypothetical**	$1,000.00	$1,016.88	$8.26

* Expenses are equal to the Institutional Class annualized expense ratio of 1.26%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the partial year period).

** Assumes a 5% return before expenses.

*** Expenses are equal to the Investor Class annualized expense ratio of 1.63%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the partial year period).

Iron Strategic Income Fund
Schedule of Investments
September 30, 2009

Exchange-Traded Funds - 5.33%	Shares	Value

iShares iBoxx $ High Yield Corporate Bond Fund	73,200	$ 6,320,820
SPDR Barclays Capital High Yield Bond ETF	165,725	6,378,755

TOTAL EXCHANGE-TRADED FUNDS (Cost $12,033,545)		12,699,575

Mutual Funds - 82.25%

AIM High Yield Fund - Institutional Class	1,879,858	7,218,654
Artio Global High Income Fund - Class I	673,296	6,618,502
Columbia High Income Fund - Class Z	932,991	7,044,084
Credit Suisse Global High Yield Fund, Inc.	11,368	95,606
Delaware High-Yield Opportunities Fund - Class I	373,558	1,400,843
DWS High Income Fund - Institutional Class	2,576,379	11,439,125
Fidelity High Income Fund	3,468,689	28,269,812
Franklin High Income Fund - Advisor Class	315,368	586,584
Goldman Sachs High Yield Fund - Institutional Class	4,508,468	30,432,160
Ivy High Income Fund - Class I	1,018,462	8,280,097
JPMorgan High Yield Fund - Select Class	3,543,082	26,395,960
Lord Abbett Bond-Debenture Fund, Inc. - Class I	193,552	1,366,476
Nuveen High Yield Bond Fund - Class R	99,225	1,600,504
PIMCO High Yield Fund - Institutional Class	3,122,837	26,481,661
Principal High Yield Fund I - Institutional Class	891,481	9,360,547
Principal High Yield Fund - Institutional Class	2,253,468	17,103,819
Putnam High Yield Advantage Fund - Class Y	662,616	3,730,527
TIAA-CREF High Yield Fund - Institutional Class	498,444	4,505,934
Vanguard High-Yield Corporate Fund - Admiral Shares	787,890	4,183,695

TOTAL MUTUAL FUNDS (Cost $182,446,067)		196,114,590

Money Market Securities (a) - 5.02%

Federated Treasury Obligations Fund - Institutional shares - 0.02%	2,995,000	2,995,000
Fidelity Institutional Treasury Only Portfolio - Class I - 0.08%	2,995,000	2,995,000
First American Government Obligations Fund - Class Z - 0.12%	2,995,000	2,995,000
First American Treasury Obligations Fund - Class Z - 0.00%	2,995,000	2,995,000

TOTAL MONEY MARKET SECURITIES (Cost $11,980,000)		11,980,000

TOTAL INVESTMENTS (Cost $206,459,612) - 92.60%		$ 220,794,165

Cash & other assets less liabilities - 7.40%		17,652,873

TOTAL NET ASSETS - 100.00%		$ 238,447,038
(a) Variable rate securities; the money market rates shown represent the rate at September 30, 2009.
*See accompanying notes which are an integral part of these financial statements.

Iron Strategic Income Fund
September 30, 2009
			Unrealized
	Termination	Notional	Appreciation/
Credit Default Swaps (b)	Date	Amount	(Depreciation)

CDX North America High Yield Credit Default Swap Index,	12/20/2014	$45,000,000	$ (9,000)
agreements with Morgan Stanley, effective September 21, 2009, to pay a premium equal to 5.00% of the notional amount.
Upon a credit event, the Fund receives a protection payment
from the counterparty equal to the proportional notional
amount.

(b) See Related Notes to the Financial Statements.

*See accompanying notes which are an integral part of these financial statements.

Iron Strategic Income Fund
Statement of Assets and Liabilities
September 30, 2009

Assets
Investment in securities:
At cost	$ 206,459,612
At value	$ 220,794,165

Cash held at broker	230,773
Interest receivable	2,007
Dividends receivable	972,404
Receivable for fund shares sold	16,669,750
Receivable for swap agreement, at value (Premiums paid $3,768,750)	3,697,250
Prepaid expenses	13,999
Total assets	242,380,348

Liabilities
12b-1 & Administration Plan fees accrued, Investor Class	22
Payable for interest expense	116
Payable for swap agreements purchased	3,706,250
Payable to Advisor (a)	175,656
Payable to administrator, transfer agent, and fund accountant	24,009
Payable to trustees and officers	1,075
Other accrued expenses	26,182
Total liabilities	3,933,310

Net Assets	$ 238,447,038

Net Assets consist of:
Paid in capital	$ 221,556,701
Accumulated undistributed net investment income	1,619,789
Accumulated net realized gain (loss) from investment transactions,
futures contracts, and swap agreements	944,995
Net unrealized appreciation (depreciation) on investments	14,334,553
Net unrealized appreciation (depreciation) on swaps	(9,000)

Net Assets	$ 238,447,038

Net Assets: Institutional Class	$ 238,397,238

Shares outstanding (unlimited number of shares authorized)	20,908,798

Net asset value and offering price per share	$ 11.40

Redemption price per share (Net Asset Value * 99%) (b)	$ 11.29

Net Assets: Investor Class	$ 49,800

Shares outstanding (unlimited number of shares authorized)	4,341

Net asset value and offering price per share	$ 11.47

Redemption price per share (Net Asset Value * 99%) (b)	$ 11.36

(a) See Note 5 in the Notes to the Financial Statements.
(b) The Fund charges a 1.00% redemption fee on shares redeemed within 30 days of purchase.

*See accompanying notes which are an integral part of these financial statements.

Iron Strategic Income Fund
Statement of Operations
For the fiscal year ended September 30, 2009 (a)

Investment Income
Dividend income	$ 8,521,604
Interest income	156,354
Total Income	8,677,958

Expenses
Investment advisor fee (b)	1,329,108
12b-1 fees, Investor Class (b)	16
Administration Plan Fee, Investor Class (b)	6
Administration expenses	118,047
Transfer agent expenses	60,806
Fund accounting expenses	58,848
Legal expenses	39,245
Custodian expenses	29,441
Auditing expenses	21,186
Registration expenses	17,486
Insurance expenses	13,388
Trustee expenses	9,550
CCO expenses	8,301
Interest expense	8,026
Printing expenses	5,798
Pricing expenses	4,229
Miscellaneous expenses	2,109
Total Expenses	1,725,590
Net Investment Income	6,952,368

Realized & Unrealized Gain (Loss):
Net realized gain (loss) on:
Investment securities	2,388,451
Futures contracts	(41,286)
Swap agreements	983,635
Change in unrealized appreciation (depreciation) on:
Investment securities	22,142,826
Futures contracts	938
Swap agreements	176,445
Net realized and unrealized gain (loss) on investment securities, futures
contracts, and swap agreements	25,651,009
Net increase (decrease) in net assets resulting from operations	$ 32,603,377

(a) The Investor Class commenced operations on February 2, 2009.
(b) See Note 5 in the Notes to the Financial Statements.

*See accompanying notes which are an integral part of these financial statements.

Iron Strategic Income Fund
Statements of Changes In Net Assets

	For the	For the
	Fiscal Year Ended	Fiscal Year Ended
	September 30, 2009	September 30, 2008
Increase (Decrease) in Net Assets From:
Operations:
Net investment income (loss)	$ 6,952,368	$ 5,963,359
Net realized gain (loss) on investment securities, futures contracts,
and swap agreements	3,330,800	(3,797,938)
Long-term capital gain distributions from other investment companies	-	352,921
Change in unrealized appreciation (depreciation) on investment securities,
futures contracts, and swap agreements	22,320,209	(6,915,149)
Net increase (decrease) in net assets resulting from operations	32,603,377	(4,396,807)

Distributions:
From net investment income, Institutional Class	(5,354,696)	(4,869,023)
From net investment income, Investor Class	(515)	-
From capital gains, Institutional Class	(86,676)	(3,047,950)
Total distributions	(5,441,887)	(7,916,973)

Capital Share Transactions - Institutional Class
Proceeds from shares sold	131,670,504	61,987,064
Reinvestment of distributions	4,724,696	7,389,610
Amount paid for shares redeemed	(62,205,881)	(68,206,609)
Proceeds from redemption fees collected (a)	475	-

Net increase (decrease) in net assets resulting from
Institutional Class capital share transactions	74,189,794	1,170,065

Capital Share Transactions - Investor Class (b)
Proceeds from shares sold	47,361	-
Reinvestment of distributions	515	-
Amount paid for shares redeemed	-	-

Net increase (decrease) in net assets resulting from
Investor Class capital share tranasactions	47,876	-

Total Increase (Decrease) in Net Assets	101,399,160	(11,143,715)

Beginning of year	137,047,878	148,191,593

End of year	$ 238,447,038	$ 137,047,878

Accumulated undistributed net investment income included
in net assets at the end of each period	$ 1,619,789	$ 221,124

Capital Share Transactions - Institutional Class
Shares sold	12,462,344	6,211,354
Shares issued in reinvestment of distributions	466,392	743,626
Shares redeemed	(6,563,835)	(6,832,471)

Net increase (decrease) in Institutional Class shares outstanding	6,364,901	122,509

Capital Share Transactions - Investor Class (b)
Shares sold	4,295	-
Shares issued in reinvestment of distributions	46	-
Shares redeemed	-	-

Net increase (decrease) from Investor Class shares outstanding	4,341	-

(a) The Fund charges a 1% redemption fee on shares redeemed within 30 calendar days of purchase. Shares are redeemed at the Net Asset Value if held longer than 30 calendar days.
(b) For the period February 2, 2009 (Commencement of the Investor share class) through September 30, 2009.

*See accompanying notes which are an integral part of these financial statements.

Iron Strategic Income Fund - Institutional Class
Financial Highlights
For a share outstanding during each period

	For the		For the	For the
	Fiscal Year Ended		Fiscal Year Ended	Period Ended
	September 30,		September 30,	September 30,
	2009		2008	2007	(a)

Selected Per Share Data
Net asset value, beginning of period	$ 9.42		$ 10.28	$ 10.00

Income from investment operations:
Net investment income (loss) (j)	0.52	(b)	0.43	0.50
Net realized and unrealized gain (loss)	1.85		(0.71)	0.26
Total from investment operations	2.37		(0.28)	0.76

Less Distributions to shareholders:
From net investment income	(0.38)		(0.35)	(0.48)
From net capital gains	(0.01)		(0.23)	-
Total distributions	(0.39)		(0.58)	(0.48)

Paid in capital from redemption fees (c)	-		-	-

Net asset value, end of period	$ 11.40		$ 9.42	$ 10.28

Total Return (d)	25.86%		-2.97%	7.72%	(e)

Ratios and Supplemental Data
Net assets, end of period (000)	$ 238,397		$ 137,048	$ 148,192
Ratio of expenses to average net assets (f)	1.30%	(h)	1.22%	1.28%	(g)
Ratio of net investment income to
average net assets (f) (j)	5.23%	(i)	4.19%	5.06%	(g)
Portfolio turnover rate	285.55%		222.67%	147.72%

(a) For the period October 11, 2006 (commencement of operations) to September 30, 2007.
(b) Per share amounts calculated using average shares method.
(c) Redemption fees resulted in less than $0.005 per share.
(d) Total return in the above table represents the rate that the investor would have earned on an investment in the Fund, assuming reinvestment of dividends.
(e) Not annualized.
(f) These ratios exclude the impact of expenses of the underlying security holdings as represented in the Schedule of Investments.
(g) Annualized.
(h) Ratio reflects interest expense. Had there been no interest expenses, the ratio would have been 1.29%.
(i) Ratio reflects interest expense. Had there been no interest expenses, the ratio would have been 5.24%.
(j) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.

*See accompanying notes which are an integral part of these financial statements.

Iron Strategic Income Fund - Investor Class
Financial Highlights
For a share outstanding during the period

	For the
	Period Ended
	September 30, 2009	(a)

Selected Per Share Data
Net asset value, beginning of period	$ 9.30

Income from investment operations:
Net investment income (loss) (i)	0.39	(b)
Net realized and unrealized gain (loss)	2.02
Total from investment operations	2.41

Less Distributions to shareholders:
From net investment income	(0.24)
Total distributions	(0.24)

Net asset value, end of period	$ 11.47

Total Return (c)	26.19%	(d)

Ratios and Supplemental Data
Net assets, end of period (000)	$ 50
Ratio of expenses to average net assets (e) (f)	1.64%	(h)
Ratio of net investment income to
average net assets (e) (g) (i)	5.46%	(h)
Portfolio turnover rate	285.55%

(a) For the period February 2, 2009 (commencement of operations) to September 30, 2009.
(b) Per share amounts calculated using average shares method.
(c) Total return in the above table represents the rate that the investor would have earned on an investment in the Fund, assuming reinvestment of dividends.
(d) Not annualized.
(e) These ratios exclude the impact of expenses of the underlying security holdings as represented in the Schedule of Investments.
(f) Ratio reflects interest expense. Had there been no interest expenses, the ratio would have been 1.63%.
(g) Ratio reflects interest expense. Had there been no interest expenses, the ratio would have been 5.47%.
(h) Annualized.
(i) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.

*See accompanying notes which are an integral part of these financial statements.

Iron Strategic Income Fund

Notes to the Financial Statements

September 30, 2009

NOTE 1. ORGANIZATION

The Iron Strategic Income Fund (the “Fund”) was organized as a non-diversified series of the Unified Series Trust (the “Trust”) on October 11, 2006. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 17, 2002 (the “Trust Agreement”). The Trust Agreement permits the Board of Trustees of the Trust (the “Board”) to issue an unlimited number of shares of beneficial interest of separate series. The Fund is one of a series of funds currently authorized by the Board. The investment advisor to the Fund is Iron Financial, LLC (the “Advisor”).

The Fund currently offers two classes of shares, Institutional Class and Investor Class. Institutional shares were first offered to the public on October 11, 2006; and Investor shares were first offered to the public on February 2, 2009. Each share represents an equal proportionate interest in the assets and liabilities belonging to the Fund and is entitled to such dividends and distributions out of income belonging to the Fund as are declared by the Trustees. Expenses attributable to any class are borne by that class. On matters that affect the Fund as a whole, each class has the same voting and other rights and preferences as any other class. On matters that affect only one class, only shareholders of that class may vote. Each class votes separately on matters affecting only that class, or on matters expressly required to be voted on separately by state or federal law. Shares of each class of a series have the same voting and other rights and preferences as the other classes and series of the Trust for matters that affect the Trust as a whole. The Fund may offer additional classes of shares in the future.

The Fund is not a “diversified” fund as the term is defined in the 1940 Act, which means that the Fund may invest a greater percentage of its assets in a particular issuer compared with diversified mutual funds. The change in value of any one security could affect the overall value of the Fund more than it would the value of a diversified fund. To the extent the Fund invests a significant percentage of its assets with a single counterparty, through swaps or certain repurchase agreements, the Fund is subject to the risks of investing with that counterparty, and may be more susceptible to a single adverse economic or regulatory occurrence affecting that counterparty.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of the financial statements.

Securities Valuations – All investments in securities are recorded at their estimated fair value as described in Note 3.

Federal Income Taxes – The Fund makes no provision for federal income tax. The Fund intends to qualify each year as a “regulated investment company” under subchapter M of the Internal Revenue Code of 1986, as amended, by distributing substantially all of its taxable income. If the required amount of net investment income is not distributed, the Fund could incur a tax expense.

As of and during the fiscal year ended September 30, 2009, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the Fund did not incur any interest or penalties. The Fund is not subject to examination by U.S. federal tax authorities for tax years prior to 2006.

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or other appropriate basis (as determined by the Board).

Security Transactions and Related Income - The Fund follows industry practice and records security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statement and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized or accreted using the effective interest method. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Dividends and Distributions – The Fund intends to distribute substantially all of its net investment income as dividends to its shareholders on at least an annual basis. The Fund intends to distribute its net realized long-term capital gains and its net realized short-term capital gains at least once a year. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

Iron Strategic Income Fund

Notes to the Financial Statements - continued

September 30, 2009

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – continued

 The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expenses or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund. For the fiscal year ended September 30, 2009, $198,492 of accumulated undistributed net investment income was reclassified to accumulated net realized gain (loss) for permanent book to tax differences on swap agreements.

Swap Agreements - The Fund may enter into credit default swap agreements. A credit default swap involves a protection buyer and a protection seller. The Fund may be either a protection buyer or seller. The protection buyer makes periodic premium payments to the protection seller during the swap term in exchange for the protection seller agreeing to make certain defined payments to the protection buyer in the event that certain defined credit events occur with respect to a particular security, issuer, or basket of securities. The “notional amount” of the swap agreement is the agreed upon amount or value of the underlying asset used for calculating the obligations that the parties to a swap agreement have agreed to exchange. The Fund’s obligation under a swap agreement will be accrued daily (offset against amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by designating liquid assets on the Fund’s books and records. The credit default swaps are marked to market daily based upon quotes received from a pricing service and any change in value is recorded in unrealized gain/loss. Periodic payments paid or received are recorded in realized gain/loss. Any premium paid or received by the Fund upon entering into a credit default swap contract is recorded as an asset or liability and amortized daily as a component of realized gain (loss) on the statement of operations. Payments made or received as a result of a credit event or termination of the contract, are recognized, net of a proportional amount of the upfront payment, as realized gains/losses. In addition to bearing the risk that the credit event will occur, the Fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index, the possibility that the Fund may be unable to close out its position at the same time or at the same price as if it had purchased comparable publicly traded securities, or that the counterparty may default on its obligation to perform. The risk of loss may exceed the fair value of these contracts recognized on the statement of assets and liabilities. Credit default contracts outstanding at year end are listed after the Fund’s Schedule of Investments. Please see Note 4 for information on swap agreement activity during the fiscal year ended September 30, 2009.

Futures Contracts - The Fund may enter into futures contracts to manage its exposure to the stock markets, fluctuations in interest rates, and foreign currency values. Initial margin deposits are made upon entering into futures contracts and can be either cash or securities. Secondary margin limits are required to be maintained while futures are held, as defined by each contract. During the period a futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by “marking-to-market” on a daily basis to reflect the market value of the contract at the end of each day’s trading. Variation margin receivables or payables represent the difference between the change in unrealized appreciation and depreciation on the open contracts and the cash deposits made on the margin accounts. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from the closing transaction and the Fund’s cost of entering into the contract. The use of futures contracts involves the risk of illiquid markets or imperfect correlation between the value of the instruments and the underlying securities, or that the counterparty will fail to perform its obligations. Please see Note 4 for information on futures contract activity during the fiscal year ended September 30, 2009.

Short Sales- The Fund may engage in short selling activities. Positions in shorted securities are speculative and more risky than long positions (purchases) in securities because the maximum sustainable loss on a security purchased is limited to the amount paid for the security plus the transactions costs, whereas there is no maximum attainable price of the shorted security. Therefore, in theory, securities sold short have unlimited risk. Depending on market conditions, the Fund may have difficulty purchasing the security sold short, and could be forced to pay a premium for the security. There can be no assurance that the Fund will be able to close out the short position at any particular time or at an acceptable price. Short selling will also result in higher transaction costs (such as interest and dividends), and may result in higher taxes, which reduce the Fund’s return. The Advisor does not intend to use leverage with respect to its short positions; as a result, the Fund’s portfolio under normal circumstances, will always include sufficient cash equivalents (such as money market instruments, U.S. Treasury Bills, money market funds or repurchase agreements) to cover its obligations to close its short positions.

Iron Strategic Income Fund

Notes to the Financial Statements - continued

September 30, 2009

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – continued

Subsequent events – In accordance with accounting principles generally accepted in the United States of America (“GAAP”), management has evaluated subsequent events through November 30, 2009, the date the financial statements were issued. Please see Note 10 for information relating to the approval of a new president of the Trust.

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

Fair value is defined as the price that a Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (risk inherent in a particular valuation technique used to measure fair value such as a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical securities
•

Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments based on the best information available)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Equity securities, including exchange-traded funds, are generally valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices more accurately reflect the fair value of such securities. Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price. When using the market quotations or close prices provided by the pricing service and when the market is considered active, the security will be classified as a Level 1 security. Sometimes, an equity security owned by the Fund will be valued by the pricing service with factors other than market quotations or when the market is considered inactive. When this happens, the security will be classified as a Level 2 security. When market quotations are not readily available, when the Advisor determines that the market quotation or the price provided by the pricing service does not accurately reflect the current fair value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review by the Board. These securities will be categorized as Level 3 securities.

Investments in mutual funds, including money market mutual funds, are priced at the ending net asset value (NAV) provided by the service agent of the fund. These securities will be categorized as Level 1 securities.

Derivative instruments that the Fund invests in, such as swap agreements and futures contracts, are generally traded over-the-counter. The credit default swaps the Fund invests in will generally be valued at the mean of bid and ask prices provided by a major credit default swap pricing provider and will generally be classified as Level 2 securities. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and will generally be categorized as Level 2 securities.

Iron Strategic Income Fund

Notes to the Financial Statements - continued

September 30, 2009

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS - continued

Fixed income securities, such as corporate bonds, U.S. government securities, and U.S. government agency securities, when valued using market quotations in an active market, will be categorized as Level 1 securities. However, they may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices more accurately reflect the fair value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. These securities will generally be categorized as Level 2 securities. If the Advisor decides that a price provided by the pricing service does not accurately reflect the fair value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board. These securities will be categorized as Level 3 securities. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific country or region.

Short-term investments in fixed income securities, (those with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity), are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value. These securities will be classified as Level 2 securities.

In accordance with the Trust’s good faith pricing guidelines, the Advisor is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Advisor would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Good faith pricing is permitted if, in the Advisor’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before a Fund’s NAV calculation that may affect a security’s value, or the Advisor is aware of any other data that calls into question the reliability of market quotations. Good faith pricing may also be used in instances when the bonds the Fund invests in may default or otherwise cease to have market quotations readily available.

The following is a summary of the inputs used to value the Fund’s investments as of September 30, 2009:

		Valuation Inputs
Assets	Level 1 - Quoted Prices in Active Markets	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total

Exchange-Traded Funds	$ 12,699,575	$ -	$ -	$ 12,699,575

Mutual Funds	196,114,590	-	-	196,114,590

Money Market Securities	11,980,000	-	-	11,980,000

Total	$ 220,794,165	$ -	$ -	$ 220,794,165

Iron Strategic Income Fund

Notes to the Financial Statements - continued

September 30, 2009

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – continued

Valuation Inputs
Liabilities	Level 1 - Quoted Prices in Active Markets	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total

Other Financial Instruments*	$ -	$ (9,000)	$ -	$ (9,000)

Total	$ -	$ (9,000)	$ -	$ (9,000)
*Credit Default Swaps - See Note 4 for additional information related to these instruments

The Fund did not hold any investments at any time during the reporting period in which significant unobservable inputs were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period.

NOTE 4. DERIVATIVE TRANSACTIONS

The Fund may obtain exposure to the fixed income market by investing in derivatives. The Fund may also use derivative instruments for any purpose consistent with its investment objective including hedging or managing risk or ensuring that the Fund’s portfolio maintains sufficient liquidity to meet potential redemptions by Fund shareholders. Derivative securities may be used to “lock-in” realized but unrecognized gains in the value of the Fund’s securities. Risk management strategies include, but are not limited to, facilitating the sale of securities, managing the effective maturity or duration of debt obligations in its portfolio, or creating alternative exposure to debt securities. The Fund may also use derivatives to establish a position in the fixed income markets as a substitute for buying, selling, or holding certain securities. The use of derivative instruments may provide a less expensive, more expedient, or more specifically focused way to invest than traditional debt securities would.

The Fund may enter into credit derivatives called swaps, such as interest rate swaps, total return swaps, or credit default swaps, to gain exposure to or to mitigate specific forms of interest rate or credit risk, respectively. Swaps expose the Fund to counterparty risk (described below). The Fund could also suffer losses with respect to a swap agreement if the Fund is unable to terminate the agreement or reduce its exposure through offsetting transactions.

Many of the markets in which the Fund effects its derivative transactions are “over-the-counter” or “interdealer” markets. The participants in these markets are typically not subject to credit evaluation and regulatory oversight as are members of “exchange based” markets. When the Fund invests in derivative, over-the-counter transactions, it is assuming a credit risk with regard to parties with whom it trades and also bears the risk of settlement default. These risks may differ materially from those associated with transactions effected on an exchange, which generally are backed by clearing organization guarantees, daily marking-to-market and settlement, and segregation and minimum capital requirements applicable to intermediaries. Transactions entered into directly between two counterparties generally do not benefit from such protections. This exposes the Fund to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem, thus causing the Fund to suffer a loss.

To mitigate counterparty risk on swap agreements, the Fund requires the counterparty to post collateral to cover the Fund’s exposure. The cash that is held as collateral for the swap agreements is held by the Fund and invested primarily in money market mutual funds.

In accordance with GAAP, the fair value of credit default swaps can be found on Statement of Assets and Liabilities under receivable/payable for swap agreements and on the Statement of Operations under net realized gain (loss) on swap agreements and change in unrealized appreciation (depreciation) on swap agreements. Futures contracts can be found on the Statement of Assets and Liabilities under receivable/payable for variation margin and on the Statement of Operations under net realized gain (loss) on futures contracts and change in unrealized appreciation (depreciation) on futures contracts. At September 30, 2009, the receivable for swap agreements, at value was $3,697,250. At September 30, 2009, the Fund did not hold futures contracts. For the six months ended September 30, 2009, the realized gain (loss) and change in unrealized appreciation (depreciation) on derivatives was as follows:

Iron Strategic Income Fund

Notes to the Financial Statements - continued

September 30, 2009

NOTE 4. DERIVATIVE TRANSACTIONS - continued

The Fund had purchased total notional value of swap agreements of $617,150,000. The total notional value of terminated swap agreements was $612,000,000, with an average notional value of approximately $17,700,000 held during the fiscal year ended September 30, 2009. The Fund closed the 20 futures contracts held at September 30, 2008, and did not enter into any new contracts during the fiscal year ended September 30, 2009.

NOTE 5. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Advisor, under the terms of the management agreement (the “Agreement”), manages the Fund’s investments. As compensation for its management services, the Fund is obligated to pay the Advisor a fee computed and accrued daily and paid monthly at an annual rate of 1.00% of the Fund’s average net assets. For the fiscal year ended September 30, 2009, the Advisor earned a fee of $1,329,108 from the Fund. At September 30, 2009, the Fund owed the Advisor $175,656 for advisory services.

The Trust retains Unified Fund Services, Inc. (“Unified”) to manage the Fund’s business affairs and provide the Fund with administrative services, including all regulatory reporting and necessary office equipment and personnel. For the fiscal year ended September 30, 2009, Unified earned fees of $118,047 for administrative services provided to the Fund. At September 30, 2009, Unified was owed $13,863 by the Fund for administrative services. Certain officers of the Trust are members of management and/or employees of Unified. Unified is a wholly-owned subsidiary of Huntington Bancshares, Inc., the parent company of the principal distributor of the Fund.

The Trust retains Unified to act as the Fund’s transfer agent and to provide fund accounting services. For the fiscal year ended September 30, 2009, Unified earned fees of $27,114 from the Fund for transfer agent services and $33,692 in reimbursement of out-of-pocket expenses incurred in providing transfer agent services. For the fiscal year ended September 30, 2009, Unified earned fees of $58,848 from the Fund for fund accounting services. At September 30, 2009, the Fund owed Unified $2,341 for transfer agent services, $1,787 in reimbursement of out-of-pocket expenses, and $6,018 for fund accounting services. The Fund has adopted a Distribution Plan (the “Plan”) for its Investor Class shares pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that the Fund will pay the Advisor and/or any registered securities dealer, financial institution or any other person (the “Recipient”) a shareholder servicing fee of up to 0.25% of the average daily net assets of the Investor Class shares in connection with the promotion and distribution of Investor Class shares or the provision of personal services to shareholders, including, but not necessarily limited to, advertising, compensation to underwriters, dealers and selling personnel, the printing and mailing of prospectuses to other than current shareholders of the Fund, the printing and mailing of sales literature and servicing shareholder accounts (“12b-1 Expenses”). The Fund or Advisor may pay all or a portion of these fees to any Recipient who renders assistance in distributing or promoting the sale of Investor Class shares, or who provides certain shareholder services, pursuant to a written agreement. The Plan is a compensation plan, which means that compensation is provided regardless of 12b-1 Expenses actually incurred. It is anticipated that the Plan will benefit shareholders because an effective sales program typically is necessary in order for the Fund to reach and maintain a sufficient size to achieve efficiently its investment objectives and to realize economies of scale. For the period February 2, 2009 (commencement of operations) through September 30, 2009, the 12b-1 expense incurred by the Investor Class was $16.

The Fund retains Unified Financial Securities, Inc. (the “Distributor”) to act as the principal distributor of the Fund’s shares. There were no payments made by the Fund to the Distributor for the fiscal year ended September 30, 2009. The Fund has adopted an Administration Plan (the “Admin Plan”) with respect to Investor Class shares, pursuant to which the Fund pays an annual fee equal to 0.10% of the average daily net assets of the Fund’s Investor Class shares to the Fund’s Distributor to compensate financial intermediaries who provide administrative services to the Investor Class shareholders. Financial intermediaries eligible to receive payments under the Admin Plan include mutual fund supermarkets or other platforms offered

Iron Strategic Income Fund

Notes to the Financial Statements - continued

September 30, 2009

NOTE 5. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - continued

by broker-dealers, 401(k) plans and/or trust companies that sell and/or provide administrative services to Investor Class shareholders. The Admin Plan requires the Distributor to enter into a written agreement with a financial intermediary describing the administrative services to be provided to the Fund’s Investor Class shareholders before the Distributor can compensate the financial intermediary pursuant to the Admin Plan. For purposes of the Admin Plan, administrative services include, but are not limited to (a) processing and issuing confirmations concerning orders to purchase, redeem and exchange Investor Class shares; (b) receiving and transmitting funds representing the purchase price or redemption proceeds of Investor Class shares; (c) forwarding shareholder communications such as prospectus updates, proxies and shareholder reports; (d) acting, or arranging for another party to act, as record holder and nominee of all Investor Class shares beneficially owned by the customers; (e) providing sub-accounting with respect to Investor Class shares of the Fund beneficially owned by the intermediary’s customers or the information necessary for sub-accounting, including establishing and maintaining individual accounts and records with respect to Investor Class shares owned by each customer; (f) providing periodic statements to each customer showing account balances and transactions during the relevant period; (g) processing dividend payments; (h) receiving, tabulating and transmitting proxies; (i) responding to customer inquiries relating to the Investor Class shares or the services; (j) providing the necessary computer hardware and software which links the intermediary’s systems to the Fund’s account management system; (k) providing software that aggregates the customer’s orders and establishes an order to purchase or redeem shares of the Fund based on established target levels for the customer’s demand deposit accounts; (l) providing periodic statements showing a customer’s account balances and, to the extent practicable, integrating such information with other customer transactions. For the period February 2, 2009, (commencement of investor class shares) through September 30, 2009, the Investor class incurred $6 in Administration Plan Fees.

NOTE 6. INVESTMENT TRANSACTIONS

For the fiscal year ended September 30, 2009, purchases and sales of investment securities, other than short-term investments and short-term U.S. government obligations, were as follows:

As of September 30, 2009, the net unrealized appreciation (depreciation) of investments (excluding swap agreements) for tax purposes was as follows:

At September 30, 2009, the aggregate cost of securities for federal income tax purposes (excluding swap agreements) was $208,100,174 for the Fund.

NOTE 7. ESTIMATES

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Iron Strategic Income Fund

Notes to the Financial Statements - continued

September 30, 2009

NOTE 8. BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of September 30, 2009, SEI Private Trust Co., for the benefit of its customers, owned 62.97% of the Institutional class and Ameritrade, Inc. for the benefit of its customers, owned 29.95% of the Institutional class. As a result, SEI Private Trust Co. and Ameritrade may each be deemed to control the Institutional class. As of September 30, 2009, Charles Schwab, for the benefit of its customers, owned 98.14% of the Investor class. As a result, Charles Schwab may be deemed to control the Investor Class.

NOTE 9. DISTRIBUTIONS TO SHAREHOLDERS

For the fiscal year ended September 30, 2009, the Institutional class paid quarterly income distributions totaling $0.3836 per share. On December 29, 2008, the Institutional class paid a short-term capital gain distribution of $0.0076 per share to shareholders of record on December 26, 2008.

For the period February 2, 2009 (commencement of Investor class shares) through September 30, 2009, the Investor class paid quarterly income distributions totaling $0.2444 per share.

The tax characterization of distributions paid for the fiscal years ended September 30, 2009 and September 30, 2008 was as follows:

As of September 30, 2009, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

As of September 30, 2009, the difference between book basis and tax basis unrealized appreciation (depreciation) is primarily attributable to the tax deferral of losses on wash sales in the amount of $965,242, post-October losses in the amount of $675,320, and the mark to market of swap agreements in the amount of $9,000.

NOTE 10. SUBSEQUENT EVENT

At a meeting  of the Board on November 9, 2009, Melissa K. Gallagher was approved as the new president of the Trust. Anthony J. Ghoston, had served as president from July 2004 to November 2009.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To The Shareholders and Board of Trustees

Iron Strategic Income Fund

(Unified Series Trust)

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Iron Strategic Income Fund (the “Fund”), a series of the Unified Series Trust,as of September 30, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three periods in the period then ended. These financial statements and financial highlights are the responsibility of Fund management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2009 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Iron Strategic Income Fund, as of September 30, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.

Westlake, Ohio

November 30, 2009

TRUSTEES AND OFFICERS

The Board of Trustees supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires or is removed.

The following tables provide information regarding the Trustees and Officers.

Independent Trustees

Name, Address*, (Age), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Gary E. Hippenstiel (Age - 62) Independent Trustee, December 2002 to present

President and founder of Hippenstiel Investment Counsel LLC, a registered investment advisor, since November 2008; Director, Vice President and Chief Investment Officer of Legacy Trust Company, N.A. from September 1991to September 2008; Chairman of the investment committee for W.H. Donner Foundation and Donner Canadian Foundation since June 2005; Trustee of AmeriPrime Advisors Trust from July 2002 to September 2005; Trustee of Access Variable Insurance Trust from April 2003 to August 2005; Trustee of AmeriPrime Funds from September 1995 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Stephen A. Little (Age - 63) Chairman, December 2004 to present; Independent Trustee, December 2002 to present

President and founder of The Rose, Inc., a registered investment advisor, since April 1993; Trustee of AmeriPrime Advisors Trust from November 2002 to September 2005; Trustee of AmeriPrime Funds from December 2002 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Daniel J. Condon (Age - 58) Independent Trustee, December 2002 to present

President of International Crankshaft Inc., an automotive equipment manufacturing company, since 2004 ; Director, International Crankshaft, Inc. since January 2004; Trustee of AmeriPrime Advisors Trust from November 2002 to September 2005; Trustee of AmeriPrime Funds from December 2002 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Ronald C. Tritschler (Age - 57) Independent Trustee, January 2007 to present; Interested Trustee, December 2002 to December 2006

Chief Executive Officer, Director and Legal Counsel of The Webb Companies, a national real estate company, since 2001; Director of First State Financial since 1998; Director, Vice President and Legal Counsel of The Traxx Companies, an owner and operator of convenience stores, since 1989; Trustee of AmeriPrime Advisors Trust from November 2002 to September 2005; Trustee of AmeriPrime Funds from December 2002 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Kenneth G.Y. Grant (Age – 60) Independent Trustee, May 2008 to present

Senior Vice President of Global Trust Company since 2008; Senior Vice President of Advisors Charitable Gift Fund since May 2005; Senior Vice President and Chief Officer, Corporate Development, of Northeast Retirement Services, Inc. since February 2003; Senior Vice President of Savings Banks Employees Retirement Association since February 2003; Treasurer (since January 2004) and past Chair, Board of Directors of Massachusetts Council of Churches; Member, Presbytery of Boston, Presbyterian Church (U.S.A.) since June 1975.

Interested Trustees & Officers

Name, Address*, (Age), Position with Trust,** Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Nancy V. Kelly (Age - 53)*** Trustee, November 2007 to present

Executive Vice President of Huntington National Bank, the Trust’s custodian, since December 2001; Director, Wedgewood Golf & Country Club since October, 2008; Director, Greenlawn Cemetery since October, 2007; Director, Directions for Youth and Families, a social service agency, since August 2006.

Anthony J. Ghoston(Age - 50) President, July 2004 to present

President of Unified Fund Services, Inc., the Trust’s administrator, since June 2005; Executive Vice President from June 2004 to June 2005; Senior Vice President from April 2003 to June 2004; Chief Executive Officer of The Huntington Funds since April 2009; Chief Executive Officer and Interested Trustee of the Valued Advisers Trust since August 2008; President of AmeriPrime Advisors Trust from July 2004 to September 2005; President of AmeriPrime Funds from July 2004 to July 2005; President of CCMI Funds from July 2004 to March 2005; Senior Vice President and Chief Information Officer of Unified Financial Services, Inc., the parent company of the Trust’s administrator and distributor, from October 1997 to November 2004.

John C. Swhear (Age - 47) Senior Vice President, May 2007 to present

Vice President of Legal Administration and Compliance for Unified Fund Services, Inc., the Trust’s administrator, since April 2007; Chief Compliance Officer of the Valued Advisers Trust since August 2008; Chief Compliance Officer of Unified Financial Securities, Inc., the Trust’s distributor, since May 2007; Employed in various positions with American United Life Insurance Company from June 1983 to April 2007, including: Associate General Counsel, April 2007; Investment Adviser Chief Compliance Officer, June 2004 to April 2007; Assistant Secretary to the Board of Directors, December 2002 to April 2007 and Chief Compliance Officer of OneAmerica Funds, Inc., June 2004 to April 2007; Chief Counsel, OneAmerica Securities Inc., February 2007 to April 2007; Secretary, OneAmerica Securities, Inc., December 2002 to April 2007.

Christopher E. Kashmerick (Age - 34) Treasurer and Chief Financial Officer, November 2008 to present

Vice President of Fund Accounting, Financial and Tax Reporting for Unified Fund Services, Inc., the Trust's Administrator, since April 2008; Assistant Vice President, Compliance Officer and Compliance Administrator for U.S. Bancorp Fund Services, LLC, a mutual fund servicing company, from February 2005 to April 2008; Employed in various positions with UMB Fund Services, a mutual fund servicing company including: Senior Accounting Analyst, Accounting Analyst and Fund Balancing Supervisor, from May 2000 through February 2005.

William J. Murphy (Age - 46) Assistant Treasurer, February 2008 to present	Manager of Financial Reporting for Unified Fund Services, Inc., since October 2007; Employed in various positions with American United Life Insurance Company from March 1987 to October 2007.
Lynn E. Wood (Age - 62) Chief Compliance Officer, October 2004 to present

Chief Compliance Officer of AmeriPrime Advisors Trust from October 2004 to September 2005; Chief Compliance Officer of AmeriPrime Funds from October 2004 to July 2005; Chief Compliance Officer of CCMI Funds from October 2004 to March 2005; Chairman and Chief Compliance Officer of Unified Financial Securities, Inc., the Trust’s distributor, from September 2000 to December 2004; Director of Compliance of Unified Fund Services, Inc., the Trust’s administrator, from October 2003 to September 2004; Chief Compliance Officer of Unified Financial Services, Inc., the parent company of the Trust’s administrator and distributor, from September 2000toOctober 2004.

Heather Bonds (Age - 33) Secretary, July 2005 to present; Assistant Secretary, September 2004 to June 2005

Employed by Unified Fund Services, Inc., the Trust’s administrator, since January 2004 and from December 1999 to January 2002, currently Manager, Board Relations and Legal Administration, since March 2008; Secretary of the Valued Advisers Trust since August 2008; Assistant Secretary of Dean Family of Funds August 2004 to March 2007; Secretary of AmeriPrime Advisors Trust from July 2005 to September 2005; Assistant Secretary of AmeriPrime Funds from September 2004 to July 2005; Assistant Secretary of CCMI Funds from September 2004 to March 2005; Regional Administrative Assistant of The Standard Register Company from February 2003 to January 2004.

Tara Pierson (Age - 34) Assistant Secretary, November 2008 to present	Employed by Unified Fund Services, Inc., the Trust’s Administrator, since February, 2000; Assistant Secretary of Dividend Growth Trust from March 2006 to present.
*	The address for each officer is 2960 North Meridian Street, Suite 300, Indianapolis, IN 46208.

** The Trust currently consists of 27 series.

*** Ms. Kelly is deemed an interested trustee because she is an officer of an entity that is under common control with Unified Financial Securities, Inc., the Distributor, as of September 30, 2009.

OTHER INFORMATION

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the trustees and is available without charge, upon request. You may call toll-free at 877-322-0575 to request a copy of the SAI or to make shareholder inquiries.

                Management Agreement Renewal (Unaudited)

The approval of the Amended and Restated Management Agreement (the “Agreement”) for the Fund was considered by the Board, including a majority of Trustees who are not interested persons of the Trust or interested parties to the Agreement (collectively the “Trustees,” each a “Trustee”) at an in-person meeting held August 9-10, 2009. The Chairman of the Board noted that on July 28, 2009, the Advisor Contract Renewal Committee (“Committee”) convened via teleconference to consider whether to recommend that the full Board renew the Agreement between the Trust and the Advisor on behalf of the Fund. He stated that all Trustees were present at the meeting.

The Chairman noted that all participants acknowledged receiving and reviewing the 15(c) materials compiled by the Administrator and provided to the participants in advance of the meeting. He also noted that no changes are proposed to the Fund’s Agreement. He noted that the materials specifically provided to the Committee included the following information: (i) an executed copy of the Fund’s Agreement, (ii) a letter sent by Administrator on behalf of the Board of Trustees to the Advisor requesting information the Trustees likely would consider in renewing the Agreement as required under Section 15(c) of the Investment Company Act of 1940; and the Advisor’s response to such letter, containing among other information, a description of its services to the Fund, profitability from managing the Fund, any changes in personnel providing services to the Fund and ideas for future growth of the Fund, (iii) a certification from the Advisor that it had adopted a compliance program that is reasonably designed to prevent violation of federal securities laws by the Fund, (iv) the Advisor’s Form ADV Parts I and II and accompanying schedules, (v) the Advisor’s profitability analysis, balance sheet and income statement for the period ending December 31, 2008, (vi) reports provided by the Administrator regarding the Fund’s performance for 2007, 2008, and the year to date, three month and one year periods ending May 31, 2009, as well as comparisons of the same to the Fund’s benchmark and peer group for the same periods, and (vii) reports provided by the Administrator comparing the Fund’s advisory fee and total expenses to the Fund’s peer group as determined by the Administrator. The Chairman noted that after discussing the materials, the Committee contacted the Advisor’s representatives, including the two portfolio managers for the Fund, and the Chief Compliance Officer.

During the in-person Board meeting, the Committee noted they had received and evaluated such information as they deemed necessary to make their decision. They also noted they had taken into account a number of factors they believed, in light of the legal advice provided by legal counsel to the Trust and legal counsel to the independent trustees, and their own business judgment, to be relevant. They noted that this included information regarding the Advisor that had been provided to the Board throughout the year at regular meetings of the Board, as well as information that was specifically furnished to the Committee in connection with its review of the Fund’s management arrangement. As a result, the Committee summarized its review as follows:

(i)         The Nature, Extent and Quality of Services – The Committee noted that the Advisor manages approximately $779 million in assets, of which the Fund represented approximately $123 million in assets, as of May 31, 2009. The Committee reviewed the responses from the Advisor as to the resources provided to the Fund, and considered the adequacy of such resources in light of the desired growth in the levels of Fund assets, and whether the resources are sufficient to sustain good performance, compliance and other needs. The Committee determined that the Advisor’s resources appear adequate, and specifically noted that they provide two portfolio managers to manage the Fund, each of whom appears to have adequate experience to manage the Fund. The Committee also noted that the Advisor also provides the support of other professional personnel, including a trader and its compliance officer. The Committee noted that the Advisor reported that it had undergone certain ownership changes primarily for tax purposes, but that these changes were not material from a change of control perspective and that the Advisor was not proposing any changes to the level of services provided to the Fund.

                       The Committee noted that various compliance reports had been provided by the Advisor and the Trust’s CCO to the Board throughout the year, and noted, based on such reports, that the Fund’s investment policies and restrictions were consistently complied with during the last year. The Committee also noted that the CCO had reviewed the Advisor’s compliance policies and procedures and had determined that they appeared reasonably designed to prevent violation of federal securities laws. An independent trustee sought assurances from the Advisor that it viewed pre-trade portfolio compliance as the primary responsibility of the Advisor, and the Advisor agreed, noting that the Fund’s portfolio manager tracked portfolio positions and transactions daily.

          (ii)          Fund Performance – The Committee discussed the Fund’s performance and reviewed other materials provided by the Advisor and the Administrator with respect to such performance. The Committee noted that the Administrator reported that for 2007, 2008, and the one year period ended May 31, 2009, the Fund had outperformed its peer group and benchmark, the Merrill Lynch High Yield Master II Index. The Committee further noted that the

Fund had recently underperformed its peer group average and benchmark for the year to date and three month periods. The Advisor reported that its long-term performance had been helped by its lack of exposure to high yield securities. An independent trustee questioned the Advisor regarding its use of credit default swaps and the Advisor stated that it uses credit default swaps as a cost-effective measure to reduce market risk. The Advisor also stated that it requires its counterparty to post collateral to mitigate risk and that this is adjusted daily.

          (iii)         Fee Rates and Profitability – The Committee noted that the Advisor’s 1.00% management fee for both classes and that the Fund’s net expense ratio for its Institutional class are higher than its peer group averages. The Committee noted that the Advisor reported that the Agreement was profitable, but also reported that it does not allocate all possible expenses to the Fund. The Committee noted that the newly-created Investor Share Class provides for a 12b-1 fee of 25 basis points. Finally, the Committee noted the Advisor reported it had not entered into soft dollar arrangements.

          (iv)         Economies of Scale – In determining the reasonableness of the advisory fees, the Committee also considered whether economies of scale will be realized as the Fund grows larger, and the extent to which this is reflected in the advisory fees. The Committee requested that the Advisor consider fee breakpoints and the Advisor agreed to do so as the Fund grows larger. The Advisor stated that it expected to be more marketable and to grow once the Fund had 3 full years of performance numbers, but that this would increase Fund marketing expenses. The Committee noted that the Fund had been in operation for less than three years and it did not appear the Advisor had begun to realize any significant economies of scale from managing the Fund.

          The Committee reviewed the foregoing with the Board, indicating that its members had determined that the Fund’s advisory fee (after fee waivers and reimbursements) by the Advisor) was reasonable and that its members were unanimously recommending that the Board renew the Agreement.

After reviewing and discussing the materials and the Committee’s recommendation, the Trustees, including the independent Trustees, unanimously determined that continuation of the Agreement between the Trust and the Advisor is in the best interest of the Fund and its shareholders and voted to continue the Agreement for an additional year.

PROXY VOTING

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted those proxies during the most recent twelve month period ended June 30 are available without charge, upon request: (1) by calling the Fund at (877) 322-0575; and (2) from Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

TRUSTEES

Stephen A. Little, Chairman

Gary E. Hippenstiel

Daniel J. Condon

Ronald C. Tritschler

Nancy V. Kelly

Kenneth G.Y. Grant

OFFICERS

Anthony J. Ghoston, President

John C. Swhear, Senior Vice-President

Christopher E. Kashmerick, Treasurer and Chief Financial Officer

William J. Murphy, Assistant Treasurer

Heather A. Bonds, Secretary

Tara Pierson, Assistant Secretary

Lynn E. Wood, Chief Compliance Officer

INVESTMENT ADVISOR

Iron Financial, LLC

630 Dundee Road

Suite 200

Northbrook, IL 60062

DISTRIBUTOR

Unified Financial Securities, Inc.

2960 N Meridian St, Suite 300

Indianapolis, IN 46208

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen Fund Audit Services, Ltd.

800 Westpoint Pkwy., Suite 1100

Westlake, OH 44145

LEGAL COUNSEL

Thompson Coburn, LLP

One US Bank Plaza

St. Louis, MO 63101

LEGAL COUNSEL TO THE INDEPENDENT TRUSTEES

Thompson Hine, LLP

312 Walnut Street, 14th Floor

Cincinnati, OH 45202

CUSTODIAN

U.S. Bank, N.A.

425 Walnut St.

Cincinnati, OH 45202

ADMINISTRATOR, TRANSFER AGENT AND FUND ACCOUNTANT

Unified Fund Services, Inc.

2960 N Meridian St, Suite 300

Indianapolis, IN 46208

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Unified Financial Securities, Inc.

Member FINRA/SIPC

www.ironfunds.com

Item 2. Code of Ethics.

(a)        As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)         For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)	Compliance with applicable governmental laws, rules, and regulations;
(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
(5)	Accountability for adherence to the code.

(c)         Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)         Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e)	Posting: We do not intend to post the Code of Ethics for the Officers or any amendments or waivers on a website.

(f)         Availability: The Code of Ethics for the Officers can be obtained, free of charge by calling the toll free number for the appropriate Fund.

Item 3. Audit Committee Financial Expert.

(a)        The registrant’s board of trustees has determined that the registrant does not have an audit committee financial expert. The committee members and the full Board considered a possibility of adding a member that would qualify as an expert. The audit committee determined that, although none of its members meet the technical definition of an audit committee expert, the committee has sufficient financial expertise to adequately perform its duties under the Audit Committee Charter without the addition of a qualified expert.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

Iron Strategic Income Fund:	FY 2009	$15,000
FY 2008	$15,000

FCI Funds:	FY 2009	$22,500
FY 2008	$22,500

Appleseed Fund:	FY2009	$12,500
FY2008	$12,500

(b)	Audit-Related Fees
Registrant

Iron Strategic Income Fund:	FY 2009	$0
FY 2008	$0

FCI Funds:	FY 2009	$0
FY 2008	$0

Appleseed Fund:	FY2009	$0
FY2008	$0

(c)	Tax Fees
Registrant

Iron Strategic Income Fund:	FY 2009	$3,000
FY 2008	$2,000
Nature of the fees:	prepare tax returns

FCI Funds:	FY 2009	$4,000
FY 2008	$4,000
Nature of the fees:	prepare tax returns

Appleseed Fund:	FY 2009	$2,000
FY 2008	$2,000
Nature of the fees:	prepare tax returns

(d)	All Other Fees
Registrant

Iron Strategic Income Fund:	FY 2009	$0
FY 2008	$0

FCI Funds:	FY 2009	$0
FY 2008	$0

Appleseed Fund:	FY 2009	$0
FY 2008	$0

(e)	(1)	Audit Committee’s Pre-Approval Policies

The Audit Committee Charter requires the Audit Committee to be responsible for the selection, retention or termination of auditors and, in connection therewith, to (i) evaluate the proposed fees and other compensation, if any, to be paid to the auditors, (ii) evaluate the independence of the auditors, (iii) pre-approve all audit services and, when appropriate, any non-audit services provided by the independent auditors to the Trust, (iv) pre-approve, when appropriate, any non-audit services provided by the independent auditors to the Trust's investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser and that provides ongoing services to the Trust if the engagement relates directly to the operations and financial reporting of the Trust, and (v) receive the auditors’ specific representations as to their independence;

(2)	Percentages of Services Approved by the Audit Committee

Registrant

Audit-Related Fees:	0%
Tax Fees:	0%
All Other Fees:	0%

(f)         During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)         The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Registrant	Adviser
FY 2009	$ 0	$ 0
FY 2008	$ 0	$ 0

(h)         Not applicable. The auditor performed no services for the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

Item 5. Audit Committee of Listed Companies. NOT APPLICABLE – applies to listed companies only

Item 6. Schedule of Investments. schedule included with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. NOT APPLICABLE – applies to closed-end funds only

Item 8. Portfolio Managers of Closed-End Investment Companies. NOT APPLICABLE – applies to closed-end funds only

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. NOT APPLICABLE – applies to closed-end funds only

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)        Based on an evaluation of the registrant’s disclosure controls and procedures as of November 18, 2009, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)        There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a) (1)	Code is filed herewith

(2)	Certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes- Oxley Act of 2002 and required by Rule 30a-2under the
Investment Company Act of 1940 are filed herewith.

(3)	Not Applicable

(b)	Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Unified Series Trust

By

*___/s/ Melissa K. Gallagher________ _____________________

Melissa K. Gallagher, President

Date	12/08/09____________

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By

*___ /s/ Melissa K. Gallagher__ ___________________________

Melissa K. Gallagher, President

Date	12/08/09____________

By

*___/s/ Christopher E. Kashmerick____ _____________________

Christopher E. Kashmerick, Treasurer

Date	_12/08/09____	__